UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Commission File No. 0-20572

PATTERSON COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PATTERSON COMPANIES, INC.

1031 MENDOTA HEIGHTS ROAD

ST. PAUL, MINNESOTA 55120

August 7, 2015

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Patterson Companies, Inc. to be held at 1031 Mendota Heights Road, St. Paul, Minnesota 55120, on Monday, September 21, 2015, at 4:30 p.m. local time.

At the meeting you will be asked to vote for the election of eight directors, to approve our 2015 Omnibus Incentive Plan, to vote upon an advisory proposal concerning our executive compensation program, and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016. I encourage you to vote for the nominees for director, for our 2015 Omnibus Incentive Plan, for advisory approval of our executive compensation program, and for ratification of the appointment of Ernst & Young LLP.

Whether or not you are able to attend the meeting in person, it is important that your shares be represented and voted at the meeting. After reading this proxy statement, please promptly vote and submit your proxy. You may vote through the Internet, by telephone or by requesting, signing and returning a proxy card. Your vote is important.

Very truly yours,

PATTERSON COMPANIES, INC.

Scott P. Anderson

President, Chief Executive Officer and

Chairman of the Board

PATTERSON COMPANIES, INC.

1031 MENDOTA HEIGHTS ROAD

ST. PAUL, MINNESOTA 55120

NOTICE

OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

SEPTEMBER 21, 2015

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Patterson Companies, Inc., a Minnesota corporation, will be held at 1031 Mendota Heights Road, St. Paul, Minnesota 55120, on Monday, September 21, 2015, at 4:30 p.m. central time, or any adjournment or postponement thereof, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect eight directors to have terms expiring in 2016, and until their successors shall be elected and duly qualified;

2.	To approve our 2015 Omnibus Incentive Plan;

3.	To consider and vote upon an advisory proposal concerning our executive compensation program;

4.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016; and

5.	To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on July 24, 2015 are entitled to notice of, and to vote at, the meeting. In an effort to facilitate the voting process for substantially all of our shareholders, we are using the benefit of the Securities and Exchange Commission rules that allow proxy materials to be furnished to shareholders over the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice Regarding the Availability of Proxy Materials that was mailed to you on or about August 7, 2015, or, if you request print copies of the proxy materials by mail, you can also vote by mail or by telephone. Whether or not you plan to attend the meeting, your vote is important and your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the meeting. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Les B. Korsh

Secretary

St. Paul, Minnesota

August 7, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 21, 2015

In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are furnishing our proxy materials on the Internet. “Proxy materials” means this proxy statement, our 2015 Annual Report and any amendments or updates to these documents. Our proxy materials are available on the Internet to the general public at materials.proxyvote.com/703395.

i

PATTERSON COMPANIES, INC.

1031 MENDOTA HEIGHTS ROAD

ST. PAUL, MINNESOTA 55120

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

SEPTEMBER 21, 2015

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished by the Board of Directors of Patterson Companies, Inc. and contains information relating to the annual meeting of shareholders to be held on Monday, September 21, 2015, beginning at 4:30 p.m. central time, at 1031 Mendota Heights Road, St. Paul, Minnesota 55120.

In accordance with rules and regulations adopted by the Securities and Exchange Commission, we have elected to provide substantially all of our shareholders access to our proxy materials over the Internet, instead of mailing printed copies of those materials to each shareholder. Accordingly, a Notice Regarding the Availability of Proxy Materials will be mailed on or about August 7, 2015 to shareholders who owned our common stock at the close of business on July 24, 2015. Shareholders will have the ability to access the proxy materials on a website referred to in the Notice Regarding the Availability of Proxy Materials or request a printed set of the proxy materials be sent to them by following the instructions therein.

The Notice Regarding the Availability of Proxy Materials will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

Choosing to receive future proxy materials electronically will allow us to provide you with the information you need in a timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials this year instead of a paper copy of the proxy materials?

The Securities and Exchange Commission rules allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our shareholders a Notice Regarding the Availability of Proxy Materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Why didn’t I receive a notice about the Internet availability of the proxy materials?

We are providing our shareholders who are participants in the Patterson Companies, Inc. Employee Stock Ownership Plan and Trust (the “ESOP”) and the Patterson Dental Canada, Inc. Deferred Profit Sharing Plan (the “DPSP”), with paper copies of the proxy materials instead of a Notice Regarding the Availability of Proxy Materials.

How can I access the proxy materials over the Internet?

The Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction card provided by your broker, trustee or nominee, will contain instructions on how to view our proxy materials for the annual meeting of shareholders on the Internet and how to instruct us to send our future proxy materials to you electronically by e-mail.

How may I obtain a paper copy of the proxy materials?

Shareholders receiving a Notice Regarding the Availability of Proxy Materials will find instructions about how to obtain a paper copy of the proxy materials on their notice.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will vote on the following items of business:

1.	The election of eight directors to have terms expiring in 2016, and until their successors shall be elected and duly qualified;

2.	Approval of our 2015 Omnibus Incentive Plan;

3.	Advisory approval of our executive compensation program; and

4.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016.

Shareholders will also vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

What are the Board’s recommendations?

Our Board of Directors recommends that you vote:

•	FOR election of each of the nominees for director (see Proposal No. 1);

•	FOR approval of our 2015 Omnibus Incentive Plan (see Proposal No. 2);

•	FOR advisory approval of our executive compensation program (see Proposal No. 3); and

•	FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016 (see Proposal No. 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

As of July 24, 2015, the record date for the meeting, we had 103,376,418 shares of common stock outstanding and approximately 2,037 shareholders of record. Each share of our common stock outstanding on the record date is entitled to one vote on each item being voted on at the meeting. You can vote all the shares that you owned on the record date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee. Shareholders do not have the right to cumulate votes in the election of directors.

How do I vote?

Whether you hold shares directly as the shareholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the annual meeting. There are three ways to vote by proxy:

By Internet – Shareholders who receive a Notice Regarding the Availability of Proxy Materials may submit proxies over the Internet by following the instructions on the notice. Shareholders who receive a paper copy of a proxy card or voting instruction card provided by their broker, trustee or nominee by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

By Telephone – Shareholders of record may submit proxies by telephone by following the instructions set forth on the website listed on the Notice Regarding the Availability of Proxy Materials or the proxy card. You will need to have the control number that appears on your Notice Regarding the Availability of Proxy Materials or proxy card available when voting by telephone.

By Mail – Shareholders who request and receive a paper copy of the proxy card or the voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

How do I vote my ESOP or DPSP shares?

If you participate in the ESOP or the DPSP, follow the directions on your proxy card to vote shares held for you in your ESOP or DPSP account, and such shares will be voted in accordance with your instructions. If you do not provide instructions on or before Wednesday, September 16, 2015, Delaware Charter Guarantee & Trust Company dba Principal Trust Company, the trustee of the ESOP, will vote your ESOP shares in the same proportion as all shares held under the ESOP for which timely instructions are received. If you do not provide instructions on or before Wednesday, September 16, 2015, Standard Life du Canada, the trustee of the DPSP, will vote your DPSP shares in the same proportion as all shares held under the DPSP for which timely instructions are received.

Who can attend the annual meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Shareholders of record should bring a form of photo identification so their share ownership can be verified. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to July 24, 2015, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. Registration and seating will begin at 4:15 p.m. Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote or revoke my proxy after I submit my vote?

Yes. Even after you have voted, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our Corporate Secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our Corporate Secretary and voting in person the shares to which the proxy relates. Any written notice or later dated proxy should be delivered to Patterson Companies,

Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attention: Les B. Korsh, or hand-delivered to Mr. Korsh before the vote at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

Proposal No. 1.    Assuming the presence of a quorum, election as a director requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. For additional information, please see “How does the director resignation policy work?” below.

Proposal Nos. 2, 3 and 4.    Assuming the presence of a quorum, the affirmative vote of the greater of (i) a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote on the item at the meeting and (ii) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, will be required for approval of each of these proposals. Abstentions will be considered shares entitled to vote in the tabulation of votes cast and will have the same effect as negative votes on each of these proposals.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a proposal has been approved.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

With respect to the first proposal, you may vote FOR the nominees, or your vote may be WITHHELD with respect to one or more nominees. With respect to each of the second, third and fourth proposals, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate on your proxy. If you sign a paper proxy card but do not specify how you want your shares to be voted (and you do not hold your shares through a broker, bank or other financial institution), they will be voted (i) FOR the election of the nominees named below under the caption “Proposal No. 1 – Election of Directors;” (ii) FOR the approval of our 2015 Omnibus Incentive Plan; (iii) FOR, on an advisory basis, the approval of the compensation of our named executive officers as disclosed in this proxy statement; (iv) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016; and (v) in the discretion of the proxies named on the proxy card with respect to all other appropriate matters properly brought before the annual meeting.

How does the director resignation policy work?

Pursuant to our Corporate Governance Guidelines, any nominee for director in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected) who fails to receive the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote at the meeting shall, promptly following certification of the shareholder vote, offer his or her resignation to our Governance and Nominating Committee. The resignation offer shall be in writing and shall be an irrevocable resignation offer pending acceptance or rejection by our Board of Directors following its receipt of the recommendation of our Governance and Nominating Committee. We will promptly disclose to the public each such resignation and decision by our Board.

Who will count the proxy votes?

All votes will be tabulated by Broadridge Financial Services as the inspector of election for the meeting. Such firm will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the proxy holders, Scott P. Anderson or Ann B. Gugino, or his or her nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the persons named as proxy holders may vote your proxy for another candidate nominated by our Board of Directors.

Who is paying for this proxy solicitation?

We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and other employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Eight persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a majority of the shares represented in person or by proxy and entitled to vote at the meeting, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no family relationships between any director or officer.

It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees, except for those proxies that withhold such authority. As noted above, shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees. If any nominee shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person as the proxies shall, in their discretion, determine. We have no reason to believe that any nominee will not be a candidate or will be unable to serve.

Set forth below is certain information concerning the nominees for election.

Name	Age	Principal Occupation	Position with Patterson	Director Since
Scott P. Anderson	48	President, Chief Executive Officer and Chairman of Patterson Companies, Inc.	President, Chief Executive Officer and Chairman	2010

John D. Buck	65	Chief Executive Officer of Whitefish Ventures, LLC	Lead Director	2006

Jody H. Feragen	59	Executive Vice President and Chief Financial Officer of Hormel Foods Corp.	Director	2011

Sarena S. Lin	44	President of Cargill Feed and Nutrition	Director	2014

Ellen A. Rudnick	64	Executive Director and Clinical Professor at the University of Chicago Booth School of Business	Director	2003

Neil A. Schrimsher	51	President and Chief Executive Officer of Applied Industrial Technologies, Inc.	Director	2014

Les C. Vinney	66	Former President and Chief Executive Officer of STERIS Corporation	Director	2008

James W. Wiltz	70	Former President and Chief Executive Officer of Patterson Companies, Inc.	Director	2001

Nominees for Election as Director

Scott P. Anderson, age 48, was elected the President and Chief Executive Officer of Patterson Companies, Inc. in April 2010, and became our Chairman in April 2013. Mr. Anderson has worked with Patterson since 1993. Prior to June 2006 when he became President of Patterson Dental Supply, Inc., Patterson’s largest business, Mr. Anderson held senior management positions in the dental unit, including Vice President, Sales, and Vice President, Marketing. Mr. Anderson started his career as a territory sales representative in the dental business before becoming national equipment manager, manager of the San Francisco branch and manager of the Minnesota branch, two of Patterson’s largest dental branch offices. Mr. Anderson became one of our directors in

June 2010. He has served as a director of C.H. Robinson Worldwide, Inc. since January 2012. Mr. Anderson brings over 20 years of leadership and dental and animal health industry experience to our Board.

John D. Buck, age 65, serves as our Lead Director. Mr. Buck is the principal owner of Whitefish Ventures, LLC, a family investment fund. He has been its Chief Executive Officer since 2000. Mr. Buck was Chief Executive Officer of Medica, the second largest health benefits plan in Minnesota, from February 2002 to May 2003. From 1996 to 2000, he worked for Fingerhut Companies, Inc. with his last assignment as President and Chief Operating Officer, and played an integral role in developing the business services area of the company. Prior to Fingerhut, Mr. Buck was Vice President of Administration at Alliant Techsystems, a leading supplier of aerospace and defense technologies. Prior to that, Mr. Buck spent 21 years at Honeywell, Inc., including a four-year international posting, and most recently serving as Vice President of Administration. Mr. Buck is Chairman of the Board of Directors of Medica, serves as a director of EVINE Live, Inc., formerly ValueVision Media, Inc./Shop HQ, and serves on the Board of Trustees of William Mitchell College of Law. He has been one of our directors since December 2006. Mr. Buck brings financial, strategic and leadership experience, including health benefit plan experience, to our Board.

Jody H. Feragen, age 59, has served as Executive Vice President and Chief Financial Officer of Hormel Foods Corp., a multinational marketer and manufacturer of brand name food and meat products, since November 2010. Ms. Feragen served as Hormel’s Senior Vice President and Chief Financial Officer from January 2007 to October 2010 and Hormel’s Vice President (Finance) and Treasurer from October 2005 to December 2006. She also has served on Hormel’s board of directors since 2007. Ms. Feragen was appointed, effective in September 2015, to serve as a director, including as a member of the audit and management organization and compensation committees of Graco, Inc., a supplier of technology and expertise for the management of fluids in both industrial and commercial applications. She has been one of our directors since September 2011. Ms. Feragen brings extensive experience in public company financial management to our Board.

Sarena S. Lin, age 44, has served as President of Cargill Feed and Nutrition, a global animal feed and nutrition provider, since September 2014. Ms. Lin served as Corporate Vice President, Strategy and Business Development of Cargill, Inc., a global agriculture supply chain player and food producer, from May 2011 to September 2014. From September 1998 to March 2011, Ms. Lin was a Principal at McKinsey & Company, a global management consulting firm, where she was Managing Partner of McKinsey’s Taipei office, as well as the co-founder of McKinsey’s Sourcing Center in Shanghai. Ms. Lin brings global and strategic management expertise to our Board.

Ellen A. Rudnick, age 64, has served as Executive Director and Clinical Professor of the Polsky Center for Entrepreneurship and Innovation at the University of Chicago Booth School of Business since March 1999. She served as Chairman of Pacific Biometrics, a medical diagnostics company which she co-founded, from 1993 to 1999; President of HCIA and CEO of Healthcare Knowledge Resources, both healthcare information service companies, from 1990 to 1992; and served in a variety of capacities at Baxter Healthcare from 1975 to 1990, including Corporate Vice President of Baxter Healthcare and President and Founder of Baxter Management Services Division. Ms. Rudnick also served as Founder and Chairman of CEO Advisors, a consulting firm established in 1992. Ms. Rudnick also serves as director of First Midwest Bancorp, Inc., HMS Holdings Corporation and Liberty Mutual Insurance Company. She has been one of our directors since December 2003. Ms. Rudnick brings experience with small businesses (our customer base), the medical products industry, academia and entrepreneurship to our Board.

Neil A. Schrimsher, age 51, has served as Chief Executive Officer of Applied Industrial Technologies, Inc., one of North America’s largest industrial parts distributors, since October 2011 and was also elected President in August 2013. From January 2010 to August 2011, Mr. Schrimsher was Executive Vice President of Cooper Industries, a global electrical products manufacturer, where he led multiple businesses in Cooper’s Electrical Products Group and headed numerous domestic and international growth initiatives. Mr. Schrimsher joined Cooper Industries in May 2006 as the President of Cooper Lighting. Mr. Schrimsher’s other experience includes senior leadership positions for Siemens Energy & Automation, part of Siemens AG, the global electronics and electrical engineering company. He began his career at General Electric Company and rose through a succession of positions in GE Lighting. He also has served as a director of Applied Industrial Technologies, Inc. since December 2011. Mr. Schrimsher brings wholesale distribution and executive leadership experience to our Board.

Les C. Vinney, age 66, is the former President and Chief Executive Officer of STERIS Corporation, a leading provider of infection prevention and surgical products and services for the healthcare, pharmaceutical and research markets. He was President and Chief Executive Officer of STERIS Corporation from 2000 to 2007, after which time he served as Senior Advisor to STERIS Corporation until his retirement in 2009. Prior to becoming President and Chief Executive Officer, he was such company’s Senior Vice President, Finance and Operations. He previously held various senior management positions with Goodrich Corporation (formerly B.F. Goodrich), including Chief Financial Officer. Mr. Vinney also serves as a director of Campbell Soup Company. He has been one of our directors since December 2008. Mr. Vinney brings financial, strategic and industry experience, including experience as an executive officer of a healthcare products company, to our Board.

James W. Wiltz, age 70, served as our President and Chief Executive Officer from May 2005 until his retirement in April 2010. Mr. Wiltz served as our President and Chief Operating Officer from April 2003 through May 2005. He began working with us in September 1969. From 1996 to 2003, Mr. Wiltz served as President of our subsidiary, Patterson Dental Supply, Inc. Since January 2010, Mr. Wiltz has served as a director of HealthEast Care System, a non-profit healthcare provider, and on its finance committee. He has been one of our directors since March 2001. Mr. Wiltz brings over 40 years of leadership, strategic and industry experience working for Patterson to our Board.

Vote Required

Election as a director requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. Our Board of Directors recommends that you vote FOR the election of the nominees listed above.

OUR BOARD OF DIRECTORS AND COMMITTEES

Overview

Our Board of Directors represents the interests of our shareholders as a whole and is responsible for directing the management of the business and affairs of our company, as provided by Minnesota law. Our Board held fourteen meetings and took action by written consent four times during fiscal year 2015. In addition to meetings of the full Board, directors also attended committee meetings. Each director then in office attended at least 75% of all of the meetings of the Board and of those committees on which he or she served.

Our Board is comprised of a majority of independent directors as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Our Board has affirmatively determined the independence under that rule as to each of our directors who are identified as independent directors in the chart that appears below within the subsection captioned “Committee Overview.” Furthermore, Andre B. Lacy, who did not stand for re-election at our 2014 Annual Meeting, was an independent director.

The independent members of our Board meet in executive session at each regular meeting of our Board, with no members of management present.

Our company has adopted and published Principles of Business Conduct and Code of Ethics. Our Principles of Business Conduct and Code of Ethics satisfy the requirements of Item 406(b) of Regulation S-K and applicable NASDAQ Marketplace Rules. Our Principles of Business Conduct and Code of Ethics are available on our website at www.pattersoncompanies.com or in print upon written request to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attention: Investor Relations. We intend to disclose any amendment to or waiver from a provision of our Principles of Business Conduct and Code of Ethics that requires disclosure on our website at www.pattersoncompanies.com.

Our company also has adopted and published Corporate Governance Guidelines. Our Corporate Governance Guidelines address various governance topics, including the role of our Board of Directors, the composition of our Board and selection of directors, functioning of our Board and its committees, compensation of directors, and conduct and ethics standards for directors. Our Corporate Governance Guidelines are available on our website at www.pattersoncompanies.com or in print upon written request to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, MN 55120, Attention: Investor Relations.

Leadership Structure and Risk Oversight

Our Board of Directors, which elects its Chairman annually by a majority vote, does not have a fixed policy regarding whether the same person should serve as both the Chief Executive Officer and Chairman of the Board, and our Board believes that flexibility on this point best serves our company by allowing us to employ a leadership structure that is most appropriate under the circumstances at any given time. In April 2013, our Board elected our Chief Executive Officer Scott P. Anderson as Chairman of the Board. This created a unified leadership structure with Mr. Anderson executing the strategic direction set by our entire Board. We utilize a separate Lead Director to strengthen our corporate governance by counterbalancing any potential conflict of interest arising from having our Chief Executive Officer serve as Chairman of the Board. Our Lead Director, who must have at least one full year of Board service, is elected Lead Director annually by a majority vote and has the responsibilities described below, including chairing our Governance and Nominating Committee. We believe the strength of our independent Lead Director position, as well as the oversight exercised by the independent members of our Board through the work of the committees of our Board discussed below, enables this allocation of responsibilities to provide for strong and dynamic Board leadership. Our Board has the discretion to separate the roles of Chairman and Chief Executive Officer in the future if it deems it advisable and in the best interest of our company to do so.

Our management is primarily responsible for assessing and managing risk, while our Board oversees and reviews certain aspects of our company’s risk management efforts. As part of that oversight, our Board meets regularly to discuss the strategic direction and the issues and opportunities facing our company. Throughout the year, our Board provides guidance to management regarding strategy and critically reviews operating plans that are intended to implement that strategy. Each year, our Board holds an extensive meeting with senior management dedicated to discussing and reviewing operating plans and overall corporate strategy. A discussion of key risks to the plans and strategy as well as risk mitigation plans and activities is conducted during that meeting. The involvement of our Board in setting business strategy is critical to the determination of the types and appropriate levels of risk undertaken by our company. Also, more particularly, and as discussed below, our Audit Committee focuses on oversight of financial risks relating to our company; our Compensation Committee focuses primarily on risks relating to remuneration of officers and other employees; our Governance and Nominating Committee focuses on reputational and corporate governance risks relating to our company; and our Finance and Corporate Development Committee focuses on risks associated with our capital structure, capital budget, capital expenditures, issuance and repurchase of securities, acquisitions and divestitures, and corporate investment and treasury policy.

Lead Director Role

The role of our Lead Director is designed to foster an environment conducive to effective communication by and among our directors and management and, if necessary, serve as a leader for our independent directors. Our Lead Director shall not inhibit or be a substitute for direct communications between directors. Our Lead Director shall coordinate the activities of the other independent directors and perform such other duties and responsibilities as our Board may determine appropriate, including the following:

•	Presiding at all meetings of our Board at which our Chairman is not present, including executive sessions of our independent directors;

•	Calling meetings of our independent directors;

•	Serving as a principal liaison between our Chairman and our independent directors; and

•	Being available, when requested and appropriate, for consultation and direct communication with shareholders.

Further, if the offices of Chairman of the Board and Chief Executive Officer are held by the same person, our Lead Director shall also have the power and authority to do the following:

•	Review and approve all information sent to our Board, including the quality, quantity, appropriateness and timeliness of such information;

•	Review and approve meeting agendas for our Board;

•	Review and approve the scheduling of Board meetings, assuring there is sufficient time for discussion of all agenda items; and

•	Review, on an annual basis and in consultation with our independent directors, this list of responsibilities and recommend to our Board for approval any modifications or changes.

Committee Overview

Our Board of Directors has an Audit Committee, a Compensation Committee, a Governance and Nominating Committee and a Finance and Corporate Development Committee. Each committee consists solely of members who are independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. In addition, each member of our Audit Committee is independent as defined in Exchange Act Rule 10A-3 and each member of our Compensation Committee is a non-employee director and is an outside director under the rules of the Securities and Exchange Commission and the Internal Revenue Service, respectively.

Each committee has a charter, all of which are available on our website at http://investor.pattersoncompanies.com/governance.cfm or in print upon written request to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attention: Investor Relations. Such committees review their respective charters and recommend any changes to them at least annually. These charters were last reviewed in June 2015, at which time no revisions were made.

The following table shows the current membership of our committees and identifies our independent directors:

Name	Audit		Compensation		Governance and Nominating		Finance and Corporate Development		Independent Director
Scott P. Anderson
John D. Buck	X				X	*			X
Jody H. Feragen	X	*			X				X
Sarena S. Lin	X				X				X
Ellen A. Rudnick			X	*	X		X		X
Neil A. Schrimsher			X		X		X		X
Harold C. Slavkin(a)	X				X				X
Les C. Vinney			X		X		X	*	X
James W. Wiltz					X				X

*	Denotes committee chairperson.

(a)	Dr. Slavkin does not intend to stand for re-election at our 2015 Annual Meeting.

Our committees meet throughout the year, with regularly scheduled meetings held adjacent to our Board’s regularly scheduled meetings. Additional meetings by the four committees, either by phone or in person, are called when deemed necessary or desirable. The chairperson of each committee, with the advice and consultation of management and the committees’ outside advisors, if any, sets the committees’ annual calendar and the agenda for each meeting. Committee members receive detailed materials related to the topics on the agenda prior to each meeting.

Committee Responsibilities

Our Audit Committee and Its Report

Responsibilities and Composition.    Our Audit Committee, chaired by Ms. Feragen, is empowered by our Board of Directors to review our financial books and records in consultation with our accounting and auditing staff and our independent registered public accounting firm, Ernst & Young LLP (“EY”), and to review with our accounting staff and EY the scope of the audit, the audit plan and any questions raised with respect to accounting and auditing policy and procedure. EY reports directly to the committee, which is responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants in regards to audit and attest services for our company. The committee’s charter, which discusses the full responsibilities of the committee, is available on our website at http://investor.pattersoncompanies.com/governance.cfm or in print upon written request to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attention: Investor Relations.

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. As noted above, each member of the committee is an independent director as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market and Exchange Act Rule 10A-3. Further, no member of the committee participated in the preparation of the financial statements of our company or any current subsidiary of our company at any time during the past three years.

Pursuant to our listing agreement with the NASDAQ Stock Market, each member of our Audit Committee is able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement, and at least one member of the committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication. In addition, our Board of Directors has determined that Jody H. Feragen is an “audit committee financial expert” as such term is defined by Item 407(d)(5) of Regulation S-K.

Audit Committee Report.    As noted above, our Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for the consolidated financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements included in our company’s Annual Report on Form 10-K for the fiscal year ended April 25, 2015 with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant estimates and judgments; and the clarity of disclosures in the financial statements.

Our Audit Committee meets after each quarter end, but prior to the release of earnings, with management and our independent registered public accounting firm to review the results of the most recently completed fiscal period, and then meets again prior to our filing with the Securities and Exchange Commission of the related periodic report to review and discuss such disclosures. Our Audit Committee held twelve meetings during fiscal year 2015.

Our Audit Committee has established procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. To report such matters, please call 877-888-0040.

EY has been our company’s independent registered public accounting firm since 1985, and the lead audit partner has served in that capacity since 2013. When, in accordance with Securities and Exchange Commission rules and EY policies, the lead audit partner is required to rotate after a maximum of five consecutive years of service in that capacity, the process for selection of our company’s lead audit partner pursuant to this rotation policy involves a meeting between the chair of our Audit Committee and the candidate for the role, as well as discussion by the full committee and with management.

Our Audit Committee reviewed with EY, the independent registered public accounting firm that is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee by Auditing Standard No. 16 (Communications With Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the committee has discussed with EY the firm’s independence from management and our company, including the matters in the written disclosures and the letter the committee received from EY as required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services performed by EY during the year on such firm’s independence prior to the commencement of the non-audit services.

Our Audit Committee is committed to ensuring the independence of our company’s independent registered public accountants and directs significant attention toward the appropriateness of the outside auditor to perform services other than the audit. The committee has adopted pre-approval policies and procedures in this regard.

As a matter of policy, the independent registered public accountants will only be engaged for non-audit related work if those services enhance and support the attest function of the audit, are an extension to the audit or audit related services, or relate to tax matters. Annually, the lead audit partner reviews with the committee the services the outside auditor expects to provide in the coming year, and the related fees. In addition, management provides the committee with a quarterly status for the committee’s approval of any non-audit services that the outside auditor has been asked to provide or may be asked to provide in the next quarter. The committee pre-approves all audit and non-audit services provided by the company’s outside auditor.

Our Chief Financial Officer is responsible for the implementation of the committee’s pre-approval policies and procedures. The committee pre-approved all of the services we received from EY during fiscal year 2015.

The committee discussed with our company’s internal auditors and EY the overall scope and plans for their respective audits. The committee meets with the internal auditors and EY, with and without management present, to discuss the results of their examinations, their evaluations of our company’s internal controls, and the overall quality of our company’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to our Board (and our Board approved) that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 25, 2015, for filing with the Securities and Exchange Commission.

The committee and our Board have recommended and seek shareholder ratification of the selection of EY as our company’s independent registered public accounting firm for the year ending April 30, 2016. In making this recommendation, the committee evaluated the independence of EY, their knowledge and experience with our company, the quality of their past work for our company, their industry knowledge, data relating to their audit quality and performance and the level of fees to be charged for the audit services. The committee and our Board believe that the appointment of EY as our company’s independent registered public accounting firm is in the best interests of our shareholders and our company.

Respectfully submitted,

/s/ Jody H. Feragen, Chairman

/s/ John D. Buck

/s/ Sarena S. Lin

/s/ Harold C. Slavkin

The Audit Committee

Our Compensation Committee and Its Report

Responsibilities and Composition.    Our Compensation Committee, chaired by Ellen A. Rudnick is authorized by our Board to establish general levels of compensation for our officers, to set the annual compensation of each of our executive officers, to grant options and make other awards to employees under our Amended and Restated Equity Incentive Plan, and to review and approve our compensation and benefit plans. Our Compensation Committee held four meetings during fiscal year 2015.

Our Board has determined that each member of our Compensation Committee is independent of management and our company. Further, each member of the committee is an independent director, is a non-employee director, and is an outside director under the applicable rules of NASDAQ, the Securities and Exchange Commission and the Internal Revenue Service, respectively.

The committee has the dual responsibility of serving the interests of our shareholders and serving as an advisor to management. The committee assists our Board in fulfilling its responsibility to our shareholders so that our executive officers and certain other officers and managers are compensated in accordance with our company’s total compensation objectives and executive compensation policy. Management assists the committee by advising and recommending compensation policies, strategies and pay levels necessary to establish appropriate incentives for management and employees that are aligned with business strategies and goals that the committee believes will drive competitive advantage and deliver sustainable returns to shareholders. The committee does not delegate any of its duties or responsibilities to any subcommittee or other person. The committee’s specific responsibilities are to:

•	Evaluate annually our Chief Executive Officer’s and other executive officers’ compensation levels and payouts;

•

Determine for our Chief Executive Officer and other executive officers all components of compensation, including annual base salary, annual incentive opportunity levels, long-term incentive opportunity levels, executive perquisites, change in control provisions or agreements, severance agreements, benefits, supplemental benefits and any special financial compensation programs;

•	Review and recommend to our Board any equity compensation program involving the use of our company’s securities, including stock options and restricted stock;

•	When appropriate, select, retain and terminate independent compensation consultants to advise the committee;

•	Administer the compensation for our Chief Executive Officer and other executive officers and ensure consistency with our company’s executive compensation policy;

•	Advise and assist our company in defining its total compensation policy;

•	Review and comment on the compensation program to ensure that it supports our company’s strategic and financial plans;

•	Review and recommend to our Board for approval new incentive plans that are consistent with the total compensation policy, and monitor the appropriateness of payouts;

•	Review retirement plans to ensure they are meeting company objectives and are in compliance with relevant regulations;

•	Review the establishment, amendment and termination of employee benefits plans, including equity plans, and oversee the operation and administration of such plans;

•

Review our company’s compensation policies for regulatory and tax compliance, including structuring compensation programs to preserve tax deductibility and, as required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code (the “Code”);

•	Include a report on executive compensation in our company’s proxy statement as required by Securities and Exchange Commission rules;

•	Review annually our company’s risk assessment to determine whether compensation policies and practices are reasonably likely to have a material adverse effect on our company;

•

Review and discuss with management the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402, and determine whether to recommend to our Board that the Compensation Discussion and Analysis be included in our company’s annual proxy statement for the annual meeting of shareholders;

•	Annually review its charter and make recommendations for changes to our Board; and

•	Fulfill such other duties and responsibilities as may be assigned to the committee by our Board or Chairman of the Board.

In fulfilling its duties and responsibilities, the committee may hire independent consultants, confer with our internal human resource professionals and consult with our Chief Executive Officer and other members of management. In each of the last three fiscal years, the committee engaged Towers Watson, an independent compensation consultant that has no other ties to our company or its management, to review compensation philosophy, competitiveness, pay for performance, and short term and long term compensation design. The committee believes that Towers Watson is independent of our management. Our management has not engaged Towers Watson to provide any other services to our company.

During the committee meetings held in fiscal year 2015, certain members of management were present to address specific topics within the scope of their responsibilities. In addition, Mr. Anderson and Ms. Gugino attended several of the meetings to provide certain recommendations to the committee regarding the compensation of other executive officers and to discuss the financial implications of various compensatory awards and benefit programs. Mr. Anderson and Ms. Gugino were not present during the committee’s discussion and determination of their respective compensation.

Compensation Committee Interlocks and Insider Participation.    The members of our Compensation Committee are identified by name in the “Compensation” column of the chart that appears above within the subsection captioned “Committee Overview.” None of the members of the committee was an officer or employee of Patterson Companies, Inc. during fiscal year 2015 or in any prior year, and none of the members of the committee had any relationship requiring disclosure under Item 404 of Regulation S-K. There were no Compensation Committee interlocks as described in Item 407(e)(4) of Regulation S-K.

Compensation Committee Report.    Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” that appears herein with management. Based on such review and discussions, the committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this proxy statement and, thereby, in our Annual Report on Form 10-K for the fiscal year ended April 25, 2015.

Respectfully submitted,

/s/ Ellen A. Rudnick, Chairman

/s/ Neil A. Schrimsher

/s/ Les C. Vinney

The Compensation Committee

Our Governance and Nominating Committee and Its Procedures for Nominations

Responsibilities and Composition.    Our Governance and Nominating Committee, chaired by John D. Buck as Lead Director, performs the core function of providing the overall protocol for Board operation. It also serves as the nominating committee, making recommendations as to nominees to serve as members of our Board and regarding the composition of the committees of our Board. The committee’s responsibilities include establishing criteria for Board and committee membership, considering rotation of committee members, reviewing candidates’ qualifications and any potential conflicts with our interests, assessing the contributions of current directors in connection with their re-nomination, and making recommendations to the full Board on how to improve the effectiveness of our Board. The committee believes that diversity of viewpoints, backgrounds, skills, experience and expertise is a key attribute for directors. As a result, the committee seeks to have a diverse Board that is representative of our company’s customer, employee and shareholder base. The committee carefully considers diversity when considering nominees for director and periodically reviews its recruitment and selection protocols to ensure that diversity remains a component of each director search.

The committee has identified nominees based upon suggestions by non-management directors, executive officers, shareholders and third-party search firms. Our director selection criteria includes: integrity; high level of education; business experience; broad-based business acumen; understanding of our business and industry; strategic thinking and willingness to share ideas; network of contacts; and diversity of experiences, expertise and backgrounds among members. The committee has used these criteria to evaluate potential nominees. The committee does not evaluate proposed nominees differently depending upon who has made the recommendation.

The committee has from time to time engaged third-party search firms to provide assistance in the identification and evaluation of potential nominees, whose qualifications and independence are then thoroughly evaluated by the committee. The committee has paid fees to third-party search firms for such assistance, including the identification and evaluation of Sarena S. Lin and Neil A. Schrimsher, both of whom joined our Board in March 2014.

It is the committee’s policy to consider director candidates recommended by shareholders who appear to be qualified to serve on our Board. The committee may choose not to consider an unsolicited recommendation if no vacancy exists on our Board and the committee does not perceive a need to increase the size of our Board. The committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Nomination Procedures.    To submit a recommendation of a director candidate to our Governance and Nominating Committee, a shareholder must submit the following information in writing, addressed to our Lead Director, care of our Corporate Secretary, at the main office of Patterson Companies, Inc.:

(1)	The name of the person recommended as a director candidate;

(2)	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Exchange Act Regulation 14A;

(3)	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

(4)	As to the shareholder making the recommendation, the name and address, as they appear on the books of Patterson Companies, Inc., of such shareholder; provided, however, that if the shareholder is not a registered holder of common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of our common stock; and

(5)	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Our Bylaws provide that in order for a person nominated by a shareholder to be eligible for election as a director at any regular or special meeting of shareholders, a written request that his or her name be placed in nomination must be received from a shareholder of record by our Corporate Secretary not less than 90 days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director. A copy of our Bylaws may be obtained by written request to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attn: Les B. Korsh.

Minimum Qualifications.    In carrying out its responsibility to find the best-qualified persons to serve as directors, our Governance and Nominating Committee will consider appropriate data with respect to each suggested candidate, consisting of business experience, educational background, current directorships, involvement in legal proceedings during the last ten years which are material to the evaluation of the integrity of the candidate, and an indication of the willingness of the candidate to serve as a director.

In addition, prior to nominating an existing director for re-election to our Board, the committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to our Board; and his or her independence. Pursuant to our Corporate Governance Guidelines we adopted during fiscal year 2013, independent directors generally may not stand for election following their attaining the age of 75, or 20 years of service as a director on our company’s Board.

The committee is also responsible for overseeing and reviewing our processes for providing information to our Board. The committee completes an annual review of the performance of our Chief Executive Officer. In addition, the committee recommends a succession plan to our Board for our Chief Executive Officer and reviews programs created and maintained by management for the development and succession of other executive officers and other individuals identified by management or the committee. Our Governance and Nominating Committee also sets director compensation. Our Governance and Nominating Committee held four meetings during fiscal year 2015.

Our Finance and Corporate Development Committee

Purpose.    The purpose of our Finance and Corporate Development Committee, established in June 2015, is to oversee our company’s capital structure, capital budget and capital expenditures, issuance and repurchase of equity and debt, and acquisitions and divestitures, and corporate investment and treasury policy and their consistency with our company’s overall financial and strategic plans.

Responsibilities and Organization.    Our Finance and Corporate Development Committee, chaired by Les C. Vinney, has the following specific responsibilities:

•	Review and make recommendations to our Board regarding our company’s capital structure and all issuances, sales or repurchases of equity or long-term debt;

•

Review and recommend to our Board the annual operating plan, including the financing plan (including dividend policy and uses of cash) and the capital budget for each fiscal year, and approve or recommend to our Board, as appropriate, capital expenditures in excess of amounts to be determined by the committee;

•

Approve or review and recommend to our Board, as appropriate, acquisitions, divestitures, partnerships and combinations of business interests (“principal portfolio transactions”) valued in excess of amounts to be determined by the committee;

•	Review at least annually the results and effectiveness of significant recent capital expenditures and principal portfolio transactions;

•

Review our company’s treasury policy as it relates to management of customer credit, commodity risks, exposures relating to insurance and risk management programs, and other financial risks that our Board may delegate to the committee for review; and

•	Review our company’s principal investment policies, procedures and controls with respect to investments and derivatives, foreign exchange and hedging transactions.

Our Finance and Corporate Development Committee reports to our Board on the principal matters reviewed or approved at each meeting and provides recommendations as to actions to be taken by our Board. The committee has the sole authority to retain and terminate any outside financial or other consultants to assist in carrying out its duties, including the authority to approve consultant fees and other retention terms. The committee has the authority to obtain advice and assistance from internal or external legal, financial or other advisors. The members of the committee complete an annual review of its own performance and the adequacy of its charter and report to the Governance and Nominating Committee on the results of those evaluations. In addition, the committee has the authority to delegate any of its responsibilities to subcommittees, as it deems appropriate, subject to the requirements of applicable laws and regulations.

Communications with Board Members

Our Board of Directors has provided the following process for interested persons to send communications to our Board or individual directors. All communications from shareholders should be addressed to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attention: Corporate Secretary. Communications to individual directors may also be made to such director at our company’s address. All communications sent to the chair of our Audit Committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to our Board in the care of our Corporate Secretary will be reviewed by him to ensure that such communications relate to the business of our company or its subsidiaries before being reviewed by our Board.

Board Member Attendance at Annual Meetings

Under our Corporate Governance Guidelines, it is our policy that all directors should be present at the annual meeting of shareholders. We generally hold a Board of Directors meeting coincident with the shareholders’ meeting to minimize director travel obligations and facilitate their attendance at the shareholders’ meeting. All directors then in office attended the 2014 annual meeting of shareholders.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-employee directors receive cash compensation and equity-based compensation for their service on our Board of Directors. During fiscal year 2015, non-employee directors received an annual retainer of $62,000. Audit Committee members received an additional annual retainer of $4,000 during fiscal year 2015. During fiscal year 2015, we also paid an additional annual retainer of $10,000 to the chairperson of each committee of our Board and an annual retainer of $25,000 to our Lead Director. Directors are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their service on our Board.

Non-employee directors also receive stock option awards and restricted stock awards under our Amended and Restated Equity Incentive Plan. Upon election to our Board, whether elected by our shareholders or by our Board to fill a vacancy, a non-employee director receives a stock option award for 12,000 shares. Thereafter, on the date of the annual meeting of shareholders, each reelected or continuing non-employee director receives a restricted stock award. However, in general, if a non-employee director has received an initial stock option award within six months of an annual restricted stock award, such initial stock option award is in lieu of that year’s annual restricted stock award. For fiscal year 2015, each such restricted stock award was for a number of shares approximately equal in value to $103,000. The value of such restricted stock awards is reviewed annually. Initial stock option awards and annual restricted stock awards vest to the extent of one-third every year, commencing upon the first anniversary of the date of grant. All stock options expire upon the earlier of ten years from the date of award or one year from the date of termination of service as a director. Unvested restricted stock awards are forfeited on the 30th day after termination of service as a director.

For fiscal year 2016, non-employee directors will receive an annual retainer of $90,000. Committee members will receive additional annual retainers as follows: Audit Committee ($10,000), Compensation Committee ($5,000), and Finance and Corporate Development Committee ($5,000). We also will pay an additional annual retainer to committee chairpersons as follows: Audit Committee ($20,000), Compensation Committee ($15,000), Governance and Nominating Committee ($10,000), and Finance and Corporate Development Committee ($15,000). Our Lead Director will receive an additional annual retainer of $30,000. Each reelected or continuing non-employee director will receive a restricted stock award for a number of shares approximately equal in value to $110,000.

Because Mr. Anderson served as a director and an employee of our company during fiscal year 2015, information regarding his compensation is set forth within the section captioned “Executive Compensation.”

Compensation of Directors

The following table sets forth the compensation of our non-employee directors for fiscal year 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(c)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John D. Buck	91,000	103,093	—	—	—	—	194,093
Jody H. Feragen	76,000	103,093	—	—	—	—	179,093
Andre B. Lacy(a)	15,500	—	—	—	—	—	15,500
Sarena S. Lin	66,000	103,093	—	—	—	—	169,093
Ellen A. Rudnick	72,000	103,093	—	—	—	—	175,093
Neil A. Schrimsher	62,000	103,093	—	—	—	—	165,093
Harold C. Slavkin(b)	66,000	103,093	—	—	—	—	169,093
Les C. Vinney	62,000	103,093	—	—	—	—	165,093
James W. Wiltz	62,000	103,093	—	—	—	—	165,093

(a)	Mr. Lacy did not stand for re-election at our 2014 Annual Meeting.

(b)	Dr. Slavkin does not intend to stand for re-election at our 2015 Annual Meeting.

(c)	Represents the aggregate grant date fair value of the 2,520 shares of restricted stock awarded to each non-employee director on September 8, 2014, computed in accordance with FASB ASC Topic 718. Information on the assumptions used to calculate the value of awards is set forth in Note 15 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended April 25, 2015.

The aggregate number of unvested shares of restricted stock outstanding at fiscal year-end 2015 held by those who served as non-employee directors during fiscal year 2015 was as follows:

Name	Number of Shares of Restricted Stock
John D. Buck	5,151
Jody H. Feragen	5,151
Andre B. Lacy	—
Sarena S. Lin	2,520
Ellen A. Rudnick	5,151
Neil A. Schrimsher	2,520
Harold C. Slavkin	5,151
Les C. Vinney	5,151
James W. Wiltz	5,151

Total	35,946

(d)	The aggregate number of unexercised stock options outstanding at fiscal year-end 2015 held by those who served as non-employee directors during fiscal year 2015 was as follows:

Name	Number of Stock Options
John D. Buck	7,500
Jody H. Feragen	12,000
Andre B. Lacy	19,866
Sarena S. Lin	12,000
Ellen A. Rudnick	17,000
Neil A. Schrimsher	12,000
Harold C. Slavkin	12,384
Les C. Vinney	—
James W. Wiltz	—

Total	92,750

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of July 24, 2015, unless otherwise noted, by (a) each person who is known to us to own beneficially more than 5% of our common stock, (b) each director and nominee for director, (c) each executive officer named in the Summary Compensation Table below, and (d) the current directors and executive officers as a group. The table lists voting securities, including restricted stock held by our directors and executive officers over which they have sole voting power but no investment power. Otherwise, except to the extent noted below, each person identified below has sole voting and investment power over the shares reported. Except as otherwise noted below, we know of no agreements among our shareholders which relate to voting or investment power with respect to our common stock and none of the stated shares has been pledged as security.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Delaware Charter Guarantee & Trust Company dba Principal Trust Company	15,736,661	(3)	15.2%
1013 Centre Road
Wilmington, DE 19805
The Vanguard Group	6,640,049	(4)	6.4%
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.	5,433,686	(5)	5.3%
151 Detroit Street
Denver, CO 80206
R. Stephen Armstrong	154,577	(6)(7)	*
James W. Wiltz	136,332	(8)	*
Scott P. Anderson	117,555	(7)	*
Paul A. Guggenheim	94,564	(7)	*
Ellen A. Rudnick	64,267	(9)	*
John D. Buck	41,267	(9)	*
Ann B. Gugino	38,339	(7)	*
George L. Henriques	35,890	(7)	*
Les C. Vinney	25,593		*
Harold C. Slavkin	23,849	(9)(10)	*
Jody H. Feragen	20,929	(9)	*
Michael J. Orschlen	13,623	(7)	*
Sarena S. Lin	6,520	(9)	*
Neil A. Schrimsher	6,520	(9)	*
All current directors and executive officers as a group (16 persons)	705,116	(11)	*

*	Represents less than 1%.

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days. The same shares may be beneficially owned by more than one person. Includes shares of common stock held by our Employee Stock Ownership Plan and Trust (the “ESOP”). Shares reported as owned by the ESOP trustee are also reported as beneficially owned by our executive officers to the extent that shares have been allocated to the ESOP accounts of the named persons. Allocated shares are voted by the ESOP trustee in accordance with the direction of ESOP participants. Generally, unallocated shares and allocated shares as to which no direction is made by the participants are voted by the ESOP trustee in the same percentage as the allocated shares as to which directions are received by the ESOP trustee. Unless otherwise indicated, the address of each shareholder is c/o Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120.

(2)	Percentage of beneficial ownership is based on 103,376,418 shares outstanding as of July 24, 2015. Shares issuable pursuant to options are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(3)	As set forth in Schedule 13G/A filed with the Securities and Exchange Commission by Delaware Charter Guarantee & Trust Company dba Principal Trust Company as trustee for our ESOP on February 13, 2015, represents shares over which shared voting power and shared dispositive power is claimed. The ESOP is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). The securities reported include all shares held of record by the trustee. The trustee follows the directions of our company or other parties designated in the trust agreement between our company and the trustee with respect to voting and disposition of the shares. The trustee, however, is subject to fiduciary duties under ERISA. The trustee disclaims beneficial ownership of the reported shares. As of July 24, 2015, the number of shares reported as beneficially owned included approximately 2,487,067 shares held in the unallocated account of the ESOP and approximately 12,779,479 shares held in the allocated account of the ESOP.

(4)	As set forth in Schedule 13G/A filed with the Securities and Exchange Commission by The Vanguard Group (“Vanguard”) on February 11, 2015. The Schedule 13G/A reports that Vanguard is an investment adviser with sole voting power over 149,063 shares, sole dispositive power over 6,506,286 shares, and shared dispositive power over 133,763 shares. The Schedule 13G/A further reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 115,463 shares as a result of its serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 51,900 shares as a result of its serving as investment manager of Australian investment offerings.

(5)	As set forth in Schedule 13G filed with the Securities and Exchange Commission by BlackRock, Inc. (“BlackRock”) on February 6, 2015. The Schedule 13G reports that BlackRock is a parent holding company/control person for BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd., BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd., BlackRock Investment Management, LLC, BlackRock Japan Co Ltd., BlackRock Life Limited. The Schedule 13G reports that BlackRock has sole voting power over 4,696,954 shares and sole dispositive power over 5,433,686 shares. The Schedule 13G further reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the reported shares, but no one person’s interest in the reported shares is more than 5% of the total outstanding shares.

(6)	Includes 59,786 shares pledged as collateral in connection with a margin brokerage account. Mr. Armstrong ceased serving as our Executive Vice President, Treasurer and Chief Financial Officer on October 31, 2014.

(7)	Includes the following shares allocated to the ESOP account of the following persons: R. Stephen Armstrong (13,734 shares); Scott P. Anderson (17,138 shares); Paul A. Guggenheim (13,364 shares); Ann B. Gugino (8,517 shares); George L. Henriques (11,955 shares); and Michael J. Orschlen (253 shares). The ESOP trustee has the right to receive, and the power to direct the receipt of, dividends from such shares.

(8)	Of the shares reported as beneficially owned, 11,748 shares are held in trust for members of Mr. Wiltz’s family and 70,165 shares are held in a revocable trust of which Mr. Wiltz is a trustee.

(9)	Includes shares purchasable by the named person upon the exercise of options granted under our 2001 Non-Employee Directors’ Stock Option Plan or our Amended and Restated Equity Incentive Plan: Ellen A. Rudnick (17,000 shares); John D. Buck (7,500 shares); Harold C. Slavkin (12,000 shares); Jody H. Feragen (12,000 shares); Sarena S. Lin (4,000 shares); and Neil A. Schrimsher (4,000 shares).

(10)	Of the shares reported as beneficially owned, 350 shares are held by Dr. Slavkin’s spouse.

(11)	Includes 70,120 shares allocated to ESOP accounts, 56,500 shares purchasable upon the exercise of options, and 171,333 shares over which there is sole voting power but no investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and provide us with copies of such reports. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the past fiscal year, our officers, directors and greater than 10% shareholders complied with applicable filing requirements.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

Our company is committed to a compensation philosophy that links executive compensation to the attainment of business objectives and earnings performance, over the near and longer term, which in turn will enable us to attract, retain and reward executive officers who contribute to our success. In keeping with our company’s compensation philosophy, our Compensation Committee’s goal is to provide market-competitive compensation packages that emphasize our commitment to consistent long-term profitable growth and our belief that a portion of the total compensation received by our executive officers should be dependent upon the performance of the business annually and over time. The Compensation Committee, which evaluates overall compensation philosophy on an annual basis, determined that the implementation of such philosophy during fiscal year 2015 was appropriate.

Our Compensation Committee (the “Committee”) annually evaluates and determines all components of compensation for our Chief Executive Officer and the other executive officers. The Committee considers current salary ranges, salaries and bonus potential for each position, management’s overall salary objectives, the amount of compensation to be placed at risk, the use of short-term versus long-term incentives, the use of equity awards, the alignment of executive compensation with the enhancement of shareholder value, the levels of executive compensation relative to the compensation for all employees and other issues. The Committee also considers other available information, including other published reports, data and surveys not specifically prepared for the Committee, general compensation trends, market conditions, and the Committee members’ experience with other organizations. In addition, in each of the last three fiscal years, the Committee has engaged Towers Watson, an independent compensation consultant that has no other ties to our company or its management, to review compensation philosophy, competitiveness, pay for performance, and short term and long-term compensation design. Our compensation structure is the result of the Committee’s analysis of the effectiveness and competitiveness of the composition of our compensation structure, including cash (both base salary and annual incentives), equity and deferred compensation programs, compared to trends in the market as determined by publicly available data and as informed by our compensation consultant’s review.

In fiscal year 2015, our peer group consisted of 14 local, regional and national representatives in distribution, dental manufacturing, and general industries that would potentially compete for the same talent that we would seek to recruit. The names of such companies appear below:

C. H. Robinson Worldwide, Inc.	Henry Schein, Inc.	Thermo Fisher Scientific Inc.
Dentsply International Inc.	MSC Industrial Direct Co. Inc.	United Stationers Inc.
Donaldson Company, Inc.	MWI Veterinary Supply, Inc.	W. W. Grainger, Inc.
Ecolab Inc. Fastenal Company	Owens & Minor, Inc. Sirona Dental Systems, Inc.	Wesco International, Inc.

Based on the foregoing reviews, the Committee has determined that the fiscal year 2015 compensation of our Chief Executive Officer and the other executive officers named in the Summary Compensation Table below is consistent with our compensation philosophy, properly aligned with performance as compared to our peer group, market-competitive, reasonable and not excessive.

Compensation Policies

Employment Agreements:    We have not entered into any employment agreements with our named executive officers and all of our named executive officers are employed at will; provided, however, that we entered into a letter of understanding described below under “Potential Payments upon Termination or Change in Control” with Mr. Armstrong when he ceased serving as an executive officer.

Change-in-Control Arrangements:    Our Amended and Restated Equity Incentive Plan provides that awards issued under that plan are fully vested and all restrictions on the awards lapse in the event of a change in control, as defined in such plan. Additionally, our Capital Accumulation Plan provides that on an event of acceleration, as defined in the plan, the restrictions on awards of restricted stock lapse and such stock becomes fully vested. Subsequent to fiscal year end 2015 and in connection with the planned disposition of our medical business unit, we entered into change-in-control and equity offset agreements with Mr. Orscheln.

Impact of Tax and Accounting Treatment on Compensation Decisions:    The Committee makes every reasonable effort to ensure that all compensation paid to our executives is fully deductible, provided it determines that application of applicable limits are consistent with our needs and executive compensation philosophy.

Our income tax deduction for executive compensation is generally limited by Section 162(m) of the Code to $1 million per executive per year. This limit applies to our Chief Executive Officer and the other named executive officers identified in the Summary Compensation Table below. However, Section 162(m) also provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee does not have a policy requiring aggregate compensation to meet the requirements for deductibility under Section 162(m).

Stock Ownership Guidelines:    In March 2007, the Committee established stock ownership guidelines, which were approved by our Board of Directors, for our key executives and non-employee directors. We believe that promoting share ownership aligns the interests of our key executives with those of our shareholders and provides strong motivation to build shareholder value. We plan to periodically review the stock ownership guidelines. Under our stock ownership guidelines, key executives are expected to own shares of a value equal to a multiple of their annual base pay as follows:

•	Chief Executive Officer – 5x

•	Subsidiary Presidents, Chief Financial Officer and Chief Information Officer – 3x

•	Corporate and Subsidiary Vice Presidents – 2x

Our guidelines also provide that non-employee directors are expected to own shares of a value equal to a multiple of five times their annual cash retainer.

Executives and directors are expected to achieve target levels over a period of five years. If an executive or director is below the guideline, he or she is expected to retain 75% of the net shares (after satisfying tax obligations) received upon exercise of a stock option or lapsing of restrictions on restricted stock. If the executive or director has met the minimum ownership guideline, he or she is expected to retain 25% of the net shares received. As of July 24, 2015, our executives and directors were in compliance with applicable stock ownership guidelines.

Role of Executive Officers:    Mr. Anderson, Ms. Gugino and Mr. Armstrong (while an executive officer) attended several of the Committee’s meetings to provide certain recommendations to the Committee regarding the compensation of other executive officers and to discuss the financial implications of various compensatory awards and benefit programs. Such individuals were not present during the Committee’s discussion and determination of their respective compensation.

Components of Executive Officer Compensation

Our executive officer compensation is designed to reward both company performance and individual performance. Accountability, level of revenue and impact to the organization determine the total compensation value for a position. We believe that a substantial portion of an executive officer’s compensation should be at-risk. Toward that end, we kept base salaries below market medians, and structured our incentive programs so that if our near and long-term goals were achieved, an executive could have obtained total compensation at or above market medians for comparable positions during fiscal year 2015. This practice was compatible with our fiscal year 2015 compensation philosophy that linked executive compensation to the attainment of business objectives and earnings performance, over the near and long term, which in turn has enabled us to attract, retain and reward executive officers who have contributed to our success.

For fiscal year 2015, there were three core components of our executive officer compensation structure: base salary, annual incentives, and long-term awards and incentives. Our compensation philosophy during fiscal year 2015 was to target the base pay for our executives at approximately 85% of the market median and bring the executive compensation package at or above market with at-risk pay. Our at-risk pay includes annual incentives and long-term awards and incentives. Our executive officers also have an opportunity to purchase restricted stock under our Capital Accumulation Plan, which is described below. In addition, we provide our executive officers with certain perquisites and other personal benefits. Each individual component of executive compensation is discussed in detail below. The actual pay mix among base salary, annual incentives and long-term awards and incentives for our Chief Executive Officer and our other named executive officers for fiscal year 2015, which is described below, is depicted in the following pie charts:

Base Salary.    Annual base salary levels for executive officers are determined by the potential impact of the individual on our company, the skills and experience required by the position, the individual performance of the executive, our overall performance and external pay practices. The Committee annually evaluates and determines the base salary for our executive officers. Our base salary ranges for fiscal year 2015 were consistent with our compensation philosophy during fiscal year 2015.

Annual Incentives.    Our named executive officers are eligible for an annual incentive paid in cash through the Management Incentive Compensation Plan (“MICP”). The objective of the MICP is to encourage greater initiative, resourcefulness, teamwork and efficiency on the part of all key employees whose performance and responsibilities directly affect our profits. The overall goal of the MICP is to reward these officers for achieving superior performance. These annual incentives provide a direct financial incentive to executives to achieve our annual profit goals.

The MICP performance measures are reviewed and approved in advance by the Committee each fiscal year. Individual annual incentive targets for each named executive officer are approved by the Committee. The targets are positioned at or above the market median in order to achieve total direct cash compensation at market levels. The annual targeted bonus potentials for our named executive officers ranged from 75% to 150% of base salary in fiscal year 2015. The annual incentives in fiscal year 2015 for Mr. Anderson, Ms. Gugino and Mr. Armstrong were based on our company’s actual income before taxes, LIFO provision and incentive compensation (the

“Company MICP Income”) compared to budgeted Company MICP Income. The annual incentives in fiscal year 2015 for Messrs. Guggenheim, Henriques and Orscheln were based on the actual Company MICP Income compared to budgeted Company MICP Income (25%), and such officer’s individual business unit’s income after a net working asset charge and before taxes, LIFO provision and incentive compensation (the “Business Unit’s MICP Income”) compared to such officer’s budgeted Business Unit’s MICP Income (75%). The budgets are approved in advance by our Board. The targeted bonus potential pays out at 100% if budgeted performance is achieved. Each executive has the opportunity to increase his or her targeted bonus potential as a percentage of base salary by 3% for each 1% that actual performance exceeds budgeted performance up to 105% of budgeted performance, and by 6% for each 1% thereafter, subject to a cap at a 175% payout for actual performance equal to 115% of budgeted performance. Conversely, the MICP allowed 25% of the targeted bonus potential to be paid if 85% of the budgeted performance was achieved. No bonus was to be paid if the actual performance for fiscal year 2015 did not achieve at least 85% of budgeted performance. For fiscal year 2015, the Company MICP Income performance target was $350,300,000 and our company achieved 100% of that target. For Mr. Guggenheim, his individual budgeted Business Unit’s MICP Income performance target was $249,600,000 and his unit achieved 98% of that target. For Mr. Henriques, his individual budgeted Business Unit’s MICP Income performance target was $28,200,000 and his unit achieved 97% of that target. For Mr. Orscheln, his individual budgeted Business Unit’s MICP Income performance target was $28,200,000 and his unit achieved 107% of that target.

The composition of the annual incentive plan performance targets for fiscal year 2016 is consistent with that established in fiscal year 2015, while budgeted Company MICP Income has been increased approximately 5% and budgeted Business Unit’s MICP Income for each unit has been increased approximately 3.5% to 17% over the levels achieved for fiscal year 2015. Individual performance can also be rewarded at the discretion of management and the Committee. For fiscal year 2016, the annual targeted bonus potentials for our named executive officers will range from 50% to 115% of base salary. The targeted bonus potential will pay out at 100% if budgeted performance is achieved. Each executive will have the opportunity to increase his or her targeted bonus potential as a percentage of base salary by 3% for each 1% that actual performance exceeds budgeted performance up to 105% of budgeted performance, and by 6% for each 1% thereafter, subject to a cap at a 175% payout for actual performance equal to 115% of budgeted performance.

Long-Term Awards and Incentives.    Our Board has adopted a Long-Term Incentive Plan (“LTIP”) to address a need in our overall compensation package. The objectives of the LTIP are to: (1) create an incentive program to increase shareholder value over a longer term which does not compete with other benefit plans currently in place; (2) provide a program that assists in retention of and rewards new management employees by creating equity ownership in our company; and (3) recognize that equity compensation may not be appropriate for all management employees. Participants include officers, regional managers, branch managers and other key managers.

The LTIP originally provided for awards of stock options and the provision of life insurance. Stock options were granted under the employee stock option plans, and the life insurance was a split dollar policy owned by the individual but funded by our company. The premiums on each such life insurance policy paid by our company created a lien against the policy and were repayable on the earlier of the policy owner’s 65th birthday or 15 years from the initiation of the policy. Stock options vested incrementally over a three-to-nine year period and the life insurance created an immediate death benefit while providing long-term cash value over 5 to 15 years as a supplemental source of retirement income. We ceased paying the premiums for the split dollar life insurance policies under the LTIP in fiscal year 2004 in order to comply with the provisions of the Sarbanes-Oxley Act. Our former Chief Financial Officer opted to maintain his split dollar life insurance policy with premium payments in lieu of certain equity awards in fiscal years 2006 through 2015. The premium payments are treated as cash compensation and current taxable income. We discontinued awarding stock options to U.S. participants under the LTIP in fiscal year 2006, but resumed again for certain executives in fiscal year 2015, as described below.

As to any award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, the LTIP permits us to accelerate the vesting of options and the lapsing of restrictions on restricted stock awards upon an executive’s termination of employment following attainment of age 65 with at least ten years of service.

Beginning in fiscal year 2005, the Committee revised the LTIP to provide awards of restricted stock and performance units under the Amended and Restated Equity Incentive Plan. The restricted stock and performance unit ranges are set to provide flexibility in structuring individually appropriate compensation and to create a market competitive component of the overall compensation package for each executive. Annually, the Committee determines a level of compensation under the LTIP for each executive position. Through fiscal year 2014, the approved award level was weighted 75% to restricted stock and 25% to performance units and, except for promotions or new hires that occur during the fiscal year, the numbers of units of these equity components were determined on the first day of the fiscal year based upon the closing price of our company’s common stock on such date.

For fiscal year 2015, the approved award level for the CEO and three business unit Presidents is weighted 25% to restricted stock, 50% to performance units and 25% to stock options and, for the remaining executives, is weighted 50% to restricted stock and 50% to performance units. Our Committee reinstituted the award of stock options to certain executives in fiscal year 2015 to reflect current trends in equity compensation practices, to cause a greater percentage of non-cash compensation to be performance-based, and to facilitate retention through use of a longer term to full vesting. As to all of our executives, the reduced percentage of restricted stock granted in fiscal year 2015 was intended to increase the percentage of equity-based compensation that is performance-based. The numbers of units of these equity components were determined on July 1, 2014 based upon the closing price of our company’s common stock on that date.

In general, the restricted stock awards vest 20% each year beginning on the first anniversary of the date of grant, and the performance units vest on the third anniversary of the award. Prior to fiscal 2012, the restricted stock awards vested 20% each year beginning on the third anniversary of the date of the grant. Upon achievement of pre-determined performance objectives, the outstanding performance units may be settled in cash or stock, at the discretion of the Committee. The stock option awards vest three years from the date of award and expire ten years from the date of award.

The right to receive the value of the performance units is conditioned upon achieving, during a three-year period, the financial targets established by the Committee at the beginning of the period. In particular, the total value of the award is equivalent to the number of units multiplied by the unit value, which for the awards to date has been the closing price of our company’s common stock on the first day of the fiscal year. For participants to earn 100% of the award, the performance targets must be achieved. The targets, which are established at time of grant, for the awards granted under this program through and including fiscal year 2013, require achieving a specified operating margin in the third year of the performance period and achieving a specified average return on equity for the three-year period. The performance targets for the awards granted under this program in each of fiscal years 2014 and 2015 require achieving specified average operating income growth and average return on invested capital over a three-year period. No units are earned if a specified minimum average operating margin for the relevant three-year period and a specified minimum average return on equity for the relevant three-year period are not achieved. If the minimum performance targets are not met, all units are cancelled. For performance units awarded in fiscal years 2014 and 2015, the number of units an award recipient can earn for performance above the targeted performance is a maximum of 150% of the units awarded. The minimum and maximum ranges are determined by subtracting or adding 20 basis points to the performance targets for the specific award period.

In fiscal years 2012, 2013, 2014 and 2015, the Committee awarded performance units with vesting conditioned upon achieving performance objectives over a three-year period in addition to restricted stock. The minimum performance targets for performance units awarded in fiscal years 2012 and 2013 were not achieved, and, as a result, such awards have been cancelled.

Capital Accumulation Plan.    Our company has a deferred compensation, restricted stock purchase plan that is available to certain employees, including executive officers. Under our Capital Accumulation Plan, annually the participants may defer up to 25% of their pre-tax compensation into the plan. Restricted stock is purchased with salary deferrals at a 25% discount from the market price of our common stock at the beginning of the calendar year or the end of the calendar year, whichever is lower. In general, the restricted stock purchased under the plan vests in full on the third anniversary of the date of the agreement granting the participant the right to purchase the stock. The participant may elect to defer the compensation beyond the initial deferral period, with the restrictions also continuing for the additional period, with the minimum deferral period being five years. If the participant voluntarily leaves employment during the restriction period, 100% of the deferred compensation is forfeited.

Perquisites and Other Personal Benefits.    Our company provides our named executive officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with our overall compensation philosophy.

Automobile Reimbursement:    Each executive is provided the use of a car under the fleet program maintained by our company.

Executive Physicals:    Our executives are encouraged to participate in an executive health program at the Mayo Clinic. A comprehensive evaluation emphasizing all aspects of preventative care is conducted by physicians who are specialists in Internal Medicine and Preventative Medicine. The cost of the physical is reimbursed by our company.

Executive Life Insurance Premiums:    Our named executive officers participate in a company-sponsored executive life insurance program. This program provides our named executive officers with a life insurance benefit equal to three times their base salary plus the targeted annual incentive under the MICP. The life insurance benefit is capped at $1,300,000. Premiums, which are set each June, are paid by our company through a payroll gross-up.

Amounts Reimbursed for the Payment of Taxes:    Our company pays an amount necessary to cover executives’ tax obligations for certain perquisites and other personal benefits. In fiscal year 2014, our company reimbursed executives for the payment of taxes on automobile reimbursement and executive life insurance premiums.

Company Contributions to Employee Stock Ownership Plan (ESOP):    During fiscal year 2014, our company made a contribution to the ESOP equal to approximately 3% of an executive’s eligible compensation, subject to certain statutory limitations. This percentage benefit is available generally to all our U.S. employees, subject to plan requirements.

Say-on-Pay

The Committee values the opinions of our company’s shareholders and has implemented an annual advisory vote on our executive compensation program. At the 2014 annual meeting of shareholders, more than 95.6% of the votes cast on the say-on-pay advisory proposal were cast in favor of our company’s executive compensation program. The Committee takes a variety of factors into consideration when implementing our company’s compensation philosophy, including the results of the say-on-pay advisory vote. Following such consideration, the Committee did not make any material changes to our company’s executive compensation program during fiscal year 2015.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for fiscal years 2013, 2014 and 2015.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(b)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)(c)	Total ($)
Scott P. Anderson President, Chief Executive Officer and Chairman of Patterson Companies, Inc.	2015 2014 2013	619,353 601,800 601,800	— — —	1,233,355 1,266,720 1,299,300	174,528 — —	934,295 661,980 364,089	— — —	40,851 40,009 46,337	3,002,382 2,570,509 2,311,526

Ann B. Gugino Executive Vice President, Treasurer and Chief Financial Officer of Patterson Companies, Inc.	2015 2014 2013	295,000 224,400 220,000	— — —	409,051 248,820 245,448	63,936 — —	295,000 98,736 60,500	— — —	40,897 37,949 45,949	1,103,884 609,905 571,897

R. Stephen Armstrong(d) Former Executive Vice President, Treasurer and Chief Financial Officer of Patterson Companies, Inc.	2015 2014 2013	305,533 296,875 291,054	— — —	— 434,681 461,038	— — —	307,265 261,250 160,080	— — —	198,890 195,834 185,812	811,668 1,188,640 1,097,984

Paul A. Guggenheim President of Patterson Dental Supply, Inc.	2015 2014 2013	305,162 296,514 290,700	— — —	392,436 520,260 511,350	57,024 — —	219,811 159,006 177,145	— — —	47,133 36,894 48,588	1,021,566 1,012,674 1,027,783

George L. Henriques President of Patterson Veterinary Supply, Inc.	2015 2014 2013	283,394 275,363 264,772	— 4,007 —	360,724 482,500 463,624	51,840 — —	199,322 196,319 183,685	— — —	39,734 36,790 46,399	935,014 994,979 958,480

Michael J. Orscheln President of Patterson Medical Supply, Inc.	2015 2014 2013	265,872 195,003 —	— — —	369,496 652,322 —	51,840 — —	240,841 127,605 —	— — —	43,156 14,904 —	971,205 989,834 —

(a)	Represents the aggregate grant date fair value of shares of restricted stock and performance units computed in accordance with FASB ASC Topic 718. Information on the assumptions used to calculate the value of awards is set forth in Note 15 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended April 25, 2015. The entries in this column represent the sum of the aggregate grant date fair value of shares of restricted stock, performance units and restricted stock purchased pursuant to our Capital Accumulation Plan.

(b)	Represents cash compensation earned under our Management Incentive Compensation Plan.

(c)	All other compensation for fiscal year 2015 was as follows:

Name	Automobile Reimbursement ($)	Executive Physicals ($)	Executive Life Insurance Premiums ($)	Amount Reimbursed for the Payment of Taxes ($)	Compensation Used Towards Insurance Policy in Lieu of Stock Awards ($)	Company Contributions to ESOP ($)	Total ($)
Scott P. Anderson	19,202	—	3,296	6,452	—	11,901	40,851
Ann B. Gugino	19,202	—	3,342	6,452	—	11,901	40,897
R. Stephen Armstrong	18,449	—	5,234	6,199	157,107	11,901	198,890
Paul A. Guggenheim	19,202	6,439	3,139	6,452	—	11,901	47,133
George L. Henriques	18,162	—	3,759	5,912	—	11,901	39,734
Michael J. Orscheln	18,847	—	6,311	6,097	—	11,901	43,156

Mr. Armstrong chose to apply a substantial portion of the value of his long-term incentive grants toward the premiums on his split-dollar life insurance policy. These payments are treated as cash compensation and are fully taxable to him in the year paid to the insurance company. As discussed above, we ceased paying the premiums for split-dollar insurance policies in fiscal year 2004 in order to comply with the provisions of the Sarbanes-Oxley Act. As part of our executive compensation program, policy holders were allowed to continue their insurance policies in lieu of equity awards. Prior to the adoption of the Sarbanes-Oxley Act, the premium payments were not considered compensation, but created a lien against the policy to be repaid to our company upon a maturity event under the policy.

(d)	Mr. Armstrong ceased serving as our Executive Vice President, Treasurer and Chief Financial Officer on October 31, 2014.

Grants of Plan-Based Awards

The following table sets forth information concerning estimated possible payouts under non-equity incentive plan awards for fiscal year 2015 performance and equity incentive plan awards granted in fiscal year 2015 to our named executive officers. The terms and conditions applicable to these awards are described above in our “Compensation Discussion and Analysis – Components of Executive Officer Compensation.”

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards(c)			All Other Stock Awards: Number of Shares of Stock or Units (#)(d)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(e)
		Threshold ($)	Target ($)	Maximum ($)(b)	Threshold (#)	Target (#)	Maximum (#)
Scott P. Anderson	7/1/2014 7/1/2014 7/1/2014 12/31/2014	233,574 — — —	934,295 — — —	1,635,016 — — —	10,100 — — —	20,200 — — —	30,300 — — —	— — 10,100 3,163	— 20,200 — —	— 39.64 — —	800,728 174,528 400,364 32,263
Ann B. Gugino	7/1/2014 7/1/2014 7/1/2014 12/31/2014	73,750 — — —	295,000 — — —	516,250 — — —	3,700 — — —	7,400 — — —	11,100 — — —	— — 4,375 887	— 7,400 — —	— 39.64 — —	440,004 63,360 173,425 9,047
R. Stephen Armstrong	7/1/2014	76,818	307,265	537,714	—	—	—	—	—	—	921,797
Paul A. Guggenheim	7/1/2014 7/1/2014 7/1/2014	57,542 — —	230,169 — —	402,796 — —	3,300 — —	6,600 — —	9,900 — —	— — 3,300	— 6,600 —	— 39.64 —	261,624 57,024 130,812
George L. Henriques	7/1/2014 7/1/2014 7/1/2014	53,438 — —	213,750 — —	374,063 — —	3,050 — —	6,100 — —	9,150 — —	— — 3,000	— 6,000 —	— 39.64 —	241,804 51,840 118,920
Michael J. Orscheln	7/1/2014 7/1/2014 7/1/2014 12/31/2014	50,071 — — —	200,284 — — —	350,497 — — —	3,050 — — —	6,100 — — —	9,150 — — —	— — 3,000 860	— 6,000 — —	— 39.64 — —	241,804 51,840 118,920 8,772

(a)	Represents amounts that could have been paid under our Management Incentive Compensation Plan for service rendered during fiscal year 2015.

(b)	Each executive had the opportunity to increase his or her targeted bonus potential as a percentage of base salary by 3% for each 1% that actual performance exceeded budgeted performance up to 105% of budgeted performance, and by 6% for each 1% thereafter, subject to a cap at a 175% payout for actual performance equal to 115% of budgeted performance.

(c)	Represents performance units which vest only if performance criteria are met three years after the grant date.

(d)	Represents restricted stock awards subject to time-based vesting. These awards vest 20% each year, starting one year after the date of grant, except for a restricted stock award for 675 shares previously granted to Ms. Gugino which vests in full on the first anniversary of the date of grant. Dividends declared and paid on shares of our common stock are accrued at the same rate on this restricted stock. Accrued amounts are forfeitable and not paid until the related restricted stock award vests. No preferential dividends are paid on such awards.

(e)	Represents the grant date fair value of performance units and shares of restricted stock awarded to each named executive officer, computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by our named executive officers at fiscal year-end 2015:

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott P. Anderson	7/1/2014	—	20,200	(a)	39.64	7/1/2024	19,440(b) 40,320(d) 5,018(e)	936,814 1,943,021 241,817	37,800	(c)	1,821,582
Ann B. Gugino	7/1/2014	—	7,400	(a)	39.64	7/1/2024	4,152(b) 11,380(d) 675(f)	200,085 545,402 32,528	10,700	(c)	515,633
R. Stephen Armstrong	7/1/2014	—	—		—	—	16,802(b) 12,880(d)	809,689 620,687	4,430	(c)	213,482
Paul A. Guggenheim	7/1/2014	—	6,600	(a)	39.64	7/1/2024	6,120(b) 16,200(d) 8,642(e) 12,350(g)	294,923 780,678 416,458 595,147	13,500	(c)	650,565
George L. Henriques	7/1/2014	—	6,000	(a)	39.64	7/1/2024	5,720(b) 11,920(d) 12,350(g)	275,647 574,425 595,147	13,900	(c)	669,841
Michael J. Orscheln	7/1/2014	—	6,000	(a)	39.64	7/1/2024	5,905(d) 5,986(h) 860(e)	284,562 288,465	12,100	(c)	583,099

(a)	Represents incentive stock options which vest 100% after three years.

(b)	Represents restricted stock which vests 20% each year, starting three years after the grant date. Grant dates for each executive are at the beginning of each fiscal year or when the executive is hired or promoted, if such date is after the initial grant at the beginning of the fiscal year.

(c)	Represents performance units which vest only if performance criteria are met three years after the grant date. All unvested performance units at fiscal year-end 2015 were granted at the beginning of fiscal year 2014 and therefore will vest only if performance criteria are met after fiscal year 2016.

(d)	Represents restricted stock which vests 20% each year, starting one year after the grant date. Grant dates for each executive are at the beginning of each fiscal year or when the executive is hired or promoted, if such date is after the initial grant at the beginning of the fiscal year.

(e)	Represents restricted stock purchased under our Capital Accumulation Plan. The restriction period is three years from the grant date, unless an extension is elected by the plan participant.

(f)	Represents restricted stock which vests 100% after one year.

(g)	Represents restricted stock which vests 20% after three years, another 30% after four years and the remaining 50% after five years.

(h)	Represents restricted stock which vests 100% after three years.

Option Exercises and Stock Vested

The following table sets forth information concerning the exercise of options and vesting of restricted stock for our named executive officers during fiscal year 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott P. Anderson	—	—	16,037	664,491
Ann B. Gugino	—	—	4,380	186,280
R. Stephen Armstrong	—	—	6,068	247,530
Paul A. Guggenheim	—	—	6,100	248,788
George L. Henriques	—	—	5,700	232,732
Michael J. Orscheln	—	—	726	28,031

For stock awards in fiscal year 2015, the number of shares in the table above represents the vesting of restricted stock awards, except for 1,337 of the shares listed for Mr. Anderson and 905 of the shares listed for Ms. Gugino, which are shares purchased under our Capital Accumulation Plan for which the restrictions lapsed. The values in the table above are based on the closing price of our common stock on the date the shares vested or the restrictions lapsed.

Potential Payments upon Termination or Change in Control

Upon the termination of a named executive officer, such person may be entitled to payments or the provision of other benefits, depending on the event triggering the termination. The events that would trigger a named executive officer’s entitlement to payments or other benefits upon termination, and the value of the estimated payments and benefits are described in the following table, assuming a termination date and, where applicable, a change in control date of April 25, 2015, and a stock price of $48.19 per share, which was the closing price of one share of our common stock on April 24, 2015 (the last trading day of fiscal year 2015):

	Scott P. Anderson	Ann B. Gugino	Paul A. Guggenheim	George L. Henriques	Michael J. Orscheln
Involuntary Termination without Cause
Severance/Salary Continuation	$155,716	$73,750	$76,723	$71,250	$66,761
Capital Accumulation Plan Benefits	154,196	58,049	181,783	—	33,512

Total:	$309,912	$131,799	$258,506	$71,250	$100,273

Involuntary Termination without Cause following Change in Control, or Voluntary Termination following Change in Control
Severance/Salary Continuation	$155,716	73,750	$76,723	$71,250	$66,761
Gain on Accelerated Stock Options	172,710	63,270	56,430	51,300	51,300
Accelerated Restricted Stock and Performance Unit Awards	4,701,416	1,209,906	2,321,312	2,115,059	1,011,556
Capital Accumulation Plan Benefits	241,817	83,995	416,458	—	41,443

Total:	$5,271,659	$1,430,921	$2,870,923	$2,237,609	$1,171,060

Death or Disability
Gain on Accelerated Stock Options	$—	$—	$—	$—	$—
Accelerated Restricted Stock and Performance Unit Awards	748,873	219,939	274,863	225,529	63,900
Capital Accumulation Plan Benefits	241,817	83,995	416,458	—	41,443

Total:	$990,690	$303,934	$691,321	$225,529	$105,343

Retirement	$—	$—	$—	$—	$—

Total:	$—	$—	$—	$—	$—

Our severance policy generally provides 90 days of salary continuation, subject to management discretion to increase or decrease such severance benefit. Our severance policy may also be superseded by an individual agreement with a named executive officer.

Our Amended and Restated Equity Incentive Plan provides that awards issued under that plan are fully vested and all restrictions on the awards lapse in the event of a change in control, as defined in such plan. Additionally, our Capital Accumulation Plan provides that on an event of acceleration, as defined in the plan, the restrictions on shares of restricted stock lapse and such stock becomes fully vested. An event of acceleration occurs if (a) a person has acquired a beneficial ownership interest in 30% or more of the voting power of our company, (b) a tender offer is made to acquire 30% or more of our company, (c) a solicitation subject to Rule 14a-11 of the Exchange Act relating to the election or removal of 50% or more of our Board of Directors occurs, or (d) our shareholders approve a merger, consolidation, share exchange, division or sale of our company’s assets.

Change-in-Control and Equity Offset Agreements

Subsequent to fiscal year end 2015 and in connection with the planned disposition of our medical business unit, we entered into change-in-control and equity offset agreements with Mr. Orscheln, the potential benefits under which are not reflected in the above table.

Letter of Understanding with Former Chief Financial Officer

Effective October 31, 2014, R. Stephen Armstrong ceased serving as our Executive Vice President, Treasurer and Chief Financial Officer and transitioned to the non-executive officer role of Senior Advisor. Mr. Armstrong has agreed to be employed in such capacity through the end of fiscal year 2016. In consideration of transition assistance from Mr. Armstrong, we agreed to provide him with (1) his full base salary and non-equity incentive plan compensation through fiscal year 2015 (as disclosed in the Summary Compensation Table above), (2) a split dollar life insurance payment for fiscal year 2016, and (3) a base salary of $60,000 for fiscal year 2016.

Compensation Policies and Practices as They Relate to Risk Management

Our company conducted a risk assessment of its compensation policies and practices for all employees, including executive officers. Our Compensation Committee reviewed our company’s risk assessment process and results and determined that our compensation programs are not reasonably likely to have a material adverse effect on our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee, which is responsible for reviewing any proposed transaction with a related person, has adopted a written policy and procedures for the review, approval and ratification of any related party transaction requiring disclosure under Item 404(a) of Regulation S-K. This policy states that our Audit Committee is responsible for reviewing and approving or disapproving all interested transactions, which are defined as any transaction, arrangement or relationship in which (a) the amount involved may be expected to exceed $120,000 in any fiscal year, (b) our company will be a participant, and (c) a related person has a direct or indirect material interest. A related person is defined as an executive officer, director or nominee for director, or a greater than five percent beneficial owner of our company’s common stock, or an immediate family member of the foregoing. There were no transactions requiring disclosure under Item 404(a) of Regulation S-K during fiscal year 2015. All future transactions between us and our executive officers, directors and principal shareholders and their affiliates will be reviewed and approved or disapproved by our Audit Committee pursuant to the foregoing policy.

PROPOSAL NO. 2

APPROVAL OF OUR 2015 OMNIBUS INCENTIVE PLAN

Our Board of Directors has approved the adoption of the 2015 Omnibus Incentive Plan (“2015 plan”), subject to shareholder approval. The aggregate number of shares of common stock that may be subject to future grants under our 2015 plan is 4,000,000 shares, subject to adjustment as provided in our 2015 plan. The following summary of our 2015 plan is qualified in its entirety by the full text of our 2015 plan, which is attached as Annex A to this proxy statement.

Sound Governance Features of the Plan

Our directors believe that the 2015 plan contains several features that are consistent with protecting the interests of our company’s shareholders and sound corporate governance practices, including the following:

•	No “evergreen” provision

The number of shares of common stock available for issuance under the 2015 plan is fixed and will not adjust based upon the number of outstanding shares of common stock. If the proposed plan is approved by our shareholders, it is currently expected that the number of shares authorized for issuance under the 2015 plan will last approximately five years, at which time it is expected that shareholders will be asked to approve an additional share authorization.

•	Not excessively dilutive to shareholders

Subject to adjustment, the maximum number of shares of common stock authorized for issuance under the 2015 plan will be 4,000,000.

•	Accounting for full value awards

The total number of shares of common stock available for issuance under the 2015 plan will be reduced by 2.0 shares for each share issued pursuant to a “full value” award or potentially issuable pursuant to a “full value” award, which are awards other than stock options or stock appreciation rights (“SARs”) that are settled by the issuance of shares of common stock.

•	No “recycling” of shares from exercised stock options or SARs

Shares withheld to satisfy tax-withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered because of a “net exercise” of a stock option or settlement of a SAR in shares of common stock will not become available for issuance as future award grants under the 2015 plan.

•	No stock option or SAR reloads

The 2015 plan does not authorize stock option or SAR reloads.

•	Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date

The 2015 plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of common stock on the grant date. The 2015 plan does allow for the subsequent adjustment of the exercise prices of outstanding awards in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants.

•	No re-pricing or exchange of “underwater” options or SARs without shareholder approval

The 2015 plan prohibits the re-pricing of outstanding stock options or SARs without shareholder approval, except in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants. The 2015 plan defines “re-pricing” broadly to include amendments or modifications to the terms of outstanding stock options or SARs to lower the exercise or grant price, canceling “underwater” stock options or SARs in exchange for cash, replacement awards having a lower exercise price or other awards, or repurchasing “underwater” stock options or SARs and granting new awards.

•	Stock options, SARs and unvested performance awards are not entitled to dividend equivalent rights

Stock option, SAR and unvested performance award holders have no rights as shareholders with respect to the shares underlying their awards until such awards are exercised or vested and shares are issued. As a result, stock options, SARs and unvested performance awards under the 2015 plan have no dividend equivalent rights associated with them.

•	Shareholder approval is required for material revisions to the plan

Consistent with NASDAQ listing rules, the 2015 plan requires shareholder approval of material revisions to the plan. The 2015 plan also requires shareholder approval of certain additional revisions to the plan that would not otherwise require shareholder approval under the NASDAQ listing rules.

•	Members of the committee administering the plan are non-employee, independent and outside directors

The 2015 plan will be administered by the compensation committee, or by a subcommittee thereof, or any other committee designated by the board in accordance with the 2015 plan. All members of any committee administering the 2015 plan will be “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “independent” under the NASDAQ listing rules, the rules and regulations of the Securities and Exchange Commission and other applicable laws, and “outside directors” within the meaning of Section 162(m) of the Code.

•	“Clawback” provisions

The 2015 plan contains “clawback” provisions. If the committee determines that a participant has taken any action that would constitute “cause” or an “adverse action,” as the 2015 plan defines such terms, while providing services to the company, or after termination of such services, all rights of the participant under the 2015 plan and any agreements evidencing an incentive award the participant then holds will terminate and be forfeited. In addition, the committee may require the participant to return to the company any shares received, any profits or any other economic value realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards. In addition, the 2015 plan incorporates the Sarbanes-Oxley Act of 2002 automatic forfeiture standard for certain participants in connection with material noncompliance, as a result of misconduct, resulting in an accounting restatement. In addition, all awards under the 2015 plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the committee and set forth in the applicable award agreement.

•	“Double-Trigger” vesting following change in control

If the surviving or acquiring company in a change in control assumes our company’s outstanding incentive awards or provides for their equivalent substitutes, the 2015 plan provides for accelerated vesting of incentive awards following a change in control only upon the termination of the employee’s service, a material reduction in an employee’s base salary, a discontinuation of participation in certain long-term cash or equity benefits provided to comparable employees, a significant change in job responsibilities or the need to relocate, provided these events occur within two years of a change in control. By using a so-called “double trigger” change in control, and thereby tying accelerated vesting to a change in control and a subsequent event, rather than the mere consummation of a change in control transaction, we believe we will be better able to balance the employee’s need for certainty with the interests of our shareholders.

•	Minimum vesting and performance period requirements

No shares of common stock may be granted under the 2015 plan subject to: (a) SARs, restricted stock awards or restricted stock units granted to employees that vest solely based on continued service of the employees and that become exercisable more rapidly than ratably over a three year period after the date of grant, except in connection with the death, disability or retirement of an employee or a change in control; (b) performance awards granted to employees with a performance period of less than one year; or (c) automatic grants awarded to non-employee directors with a vesting period of less than one year, subject to adjustment for such directors whose terms expire within 29 days of what would otherwise be the vesting date of the award, except in connection with the death or disability of a non-employee director or a change in control.

Description of the Plan

Below is a summary of the major features of the 2015 plan. The summary is qualified in its entirety by reference to the full text of the 2015 plan, a copy of which is attached as Annex A to this proxy statement.

Purpose.     The purpose of the 2015 plan is to advance the interests of the company and shareholders by enabling our company and its subsidiaries to attract and retain qualified individuals to perform services, providing incentive compensation for such individuals in a form that is linked to the growth and profitability of the company and increases in shareholder value, and providing opportunities for equity participation that align the interests of recipients with those of company shareholders.

Plan Administration.     The compensation committee will administer the 2015 plan. All members of the committee will be “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “independent” under the NASDAQ listing rules, the rules and regulations of the Securities and Exchange Commission and other applicable laws, and “outside directors” within the meaning of Section 162(m) of the Code.

Under the terms of the 2015 plan, subject to certain limitations, the committee will have the authority to, among other things:

•	Select eligible participants to whom awards are granted;

•	Determine the types and amounts of awards to be granted and when;

•	Determine the provisions of such awards, including the applicable performance measures, if any, and the duration, restrictions and conditions of such incentive awards;

•	Subject to shareholder approval requirements for some amendments, determine whether and under what circumstances and terms to amend the 2015 plan or any outstanding incentive award agreement;

•	Interpret the 2015 plan and any instrument evidencing an incentive award under the 2015 plan and establish rules and regulations pertaining to its administration;

•	Determine fair market value in accordance with the 2015 plan;

•	Adopt subplans or special provisions applicable to incentive awards regulated by the laws of jurisdictions other than the United States;

•	Authorize any person to execute on behalf of the company an incentive award agreement or other instrument required to effect a grant;

•	Determine whether incentive awards will be settled in shares of common stock, cash or in any combination thereof;

•

Determine whether an incentive award will be adjusted for dividend equivalents, provided, however, that no dividends or dividend equivalents will be paid out with respect to options, SARs and unvested performance awards;

•	Impose restrictions, conditions or limitations on resales and subsequent transfers; and

•	Make any other determination and take any other action that the committee deems necessary or desirable for administration of the 2015 plan.

Delegation.     The committee may delegate to one or more of its members or to one or more officers of the company such administrative duties or powers, as it may deem advisable. The committee may authorize one or more directors or officers of the company to designate employees, other than officers, directors, or 10% shareholders of the company, to receive awards under the 2015 plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing or Exchange.     The committee may not, except as described below under the heading “Adjustments,” without prior approval of our shareholders, seek to effect any re-pricing of any previously granted, “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price; or (C) other incentive awards; or (iii) repurchasing the underwater options or SARs and granting new incentive awards under the 2015 plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or SAR.

Shares Authorized.     Subject to adjustment (as described below), the maximum number of shares of common stock authorized for issuance under the 2015 plan will be 4,000,000 shares. No more than 4,000,000 shares may be granted as incentive stock options and the total number of shares of common stock available for issuance under the 2015 plan will be reduced by 2.0 shares for each share issued pursuant to a “full value” award or potentially issuable pursuant to a “full value” award.

Shares of common stock that are issued under the 2015 plan or that are subject to outstanding incentive awards will be applied to reduce the maximum number of shares of common stock remaining available for issuance under the 2015 plan only to the extent they are actually used. However, the full number of shares of common stock subject to SARs granted under the 2015 plan that are settled by the issuance of shares of common stock will be counted against the shares authorized for issuance under the 2015 plan, regardless of the number of shares actually issued upon settlement of such SARs. Furthermore, any shares of common stock withheld to satisfy tax withholding obligations on incentive awards issued under the 2015 plan, any shares of common stock withheld to pay the exercise price of incentive awards under the 2015 plan and any shares of common stock not issued or delivered as a result of the “net exercise” of an outstanding option will be counted against the shares of common stock authorized for issuance under the 2015 plan. Any shares of common stock repurchased by the company on the open market using the proceeds from the exercise of an incentive award will not increase the number of shares available for future grant of incentive awards. Any shares of common stock related to incentive awards under the 2015 plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares, or are settled in cash in lieu of shares, or are exchanged with the committee’s permission, prior to the issuance of shares, for incentive awards not involving shares, will be available again for grant under the 2015 plan (with such increase in connection with full value awards based on the ratio of 2.0 shares for each terminated share).

Annual Award Limits.     The annual limits listed below apply to grants that are intended to qualify as awards of performance-based compensation under Section 162(m) of the Code. These limits are per “participant,” per “year,” as the 2015 plan defines such terms.

•	100,000 shares subject to stock options and SARs;

•	100,000 shares subject to restricted stock awards and restricted stock units;

•	$5,000,000 or 100,000 shares of common stock in performance awards;

•	$5,000,000 in annual performance cash awards;

•	$5,000,000 in other cash-based awards; and

•	100,000 shares granted under other stock-based awards.

Minimum vesting and performance period requirements.     No shares of common stock may be granted under the 2015 plan subject to: (a) SARs, restricted stock awards or restricted stock units granted to employees that vest solely based on continued service of the employees and that become exercisable more rapidly than ratably over a three year period after the date of grant, except in connection with the death, disability or retirement of an employee or a change in control; (b) performance awards granted to employees with a performance period of less than one year; or (c) automatic grants awarded to non-employee directors with a vesting period of less than one year, subject to adjustment for such directors whose terms expire within 29 days of what would otherwise be the vesting date of the award, except in connection with the death or disability of a non-employee director or a change in control.

Adjustments.     In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of the company, the committee will make the appropriate adjustment. These adjustments may be to the number and kind of securities and property that may be available for issuance under the 2015 plan. In order to prevent dilution or enlargement of the rights of participants, the committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Participation.     Incentive awards may be granted to employees, non-employee directors and consultants of the company or any of its subsidiaries. A “consultant” is one who renders services that are not in connection with the offer and sale of company’s securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for company securities. As of July 24, 2015, approximately 230 employees and eight non-employee directors were eligible to participate in the 2015 plan.

Types of Awards.     The 2015 plan will permit the company to grant non-statutory and incentive stock options, SARs, restricted stock awards, restricted stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Non-Statutory and Incentive Stock Options.     Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2015 plan permits the grant of both non-statutory and incentive stock options. Each stock option granted under the 2015 plan must be evidenced by an incentive award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. Other than the non-employee director options described below, each stock option will vest and become exercisable at such time or times as determined by the committee. The exercise price of each stock option granted under the 2015 plan must be at least 100% of the fair market value of a share of common stock as of the date the award is granted to a participant. Fair market value is the closing price of common stock, as reported by NASDAQ. The closing price of Patterson common stock, as reported by NASDAQ, on July 24, 2015, was $48.47 per share. The committee will fix the terms and conditions of each stock option, subject to certain restrictions. The committee will fix the term of each stock option, but stock options granted under the 2015 plan will not be exercisable more than 10 years after the date the stock option is granted. Stock options may be exercised, in whole or in part, by payment in full of the exercise price in cash or its equivalent. In the discretion of the committee, payment may also be made by the delivery of common stock already owned by the participant prior to such delivery or to be issued upon the exercise of the option being exercised, by broker-assisted cashless exercise, by “net exercise,” or by a combination of such methods; or such other method as may be permitted by the committee. In the case of a “net exercise” of a stock option, the company will not require payment of the exercise price or any required tax withholding obligations related to the exercise, but will reduce the number of shares issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares underlying the stock option and any required tax withholding obligations.

Stock Appreciation Rights (SARs).     A SAR is a right granted to receive payment of cash, stock or a combination of both, equal to the difference between the fair market value of shares of common stock and the grant price of such shares. Each SAR granted must be evidenced by an incentive award agreement that specifies the grant price, the term, and such other provisions as the committee may determine. The exercise price of a SAR must be at least 100% of the fair market value of the company’s common stock on the date of grant. The committee will fix the term of each SAR, but SARs granted under the 2015 plan will not be exercisable more than 10 years after the date the SAR is granted. Each SAR granted under the 2015 plan will vest and become exercisable at such time or times as determined by the committee.

Restricted Stock Awards and Restricted Stock Units.     Restricted stock awards and/or restricted stock units may be granted under the 2015 plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. Restricted stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. The committee shall determine, and set forth in an incentive award agreement, the period of restriction, the number of shares of restricted stock awards or the number of restricted stock units granted, and other such conditions or restrictions. Participants holding shares of restricted stock awards may be granted voting rights with respect to their shares, but participants holding restricted stock units will not have voting rights with respect to their restricted stock units. After all conditions and restrictions applicable to restricted stock awards and/or restricted stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of restricted stock awards will become freely transferable subject to applicable securities laws (except as otherwise provided in the 2015 plan) and restricted stock units will be paid in cash, shares of common stock, or some combination of cash and shares of common stock as determined by the committee. The committee may provide that restricted stock award is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code.

Performance Awards.     Performance awards, in the form of cash, shares of common stock or a combination of both, may be granted under the 2015 plan in such amounts and upon such terms as the committee may determine. The committee shall determine, and set forth in an incentive award agreement, the amount of cash and/or number of shares, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares earned by the participant.

Annual Performance Cash Awards.     Annual performance cash awards may be granted under the 2015 plan in such amounts and upon such terms as the committee may determine, based on the achievement of specified performance goals for annual periods or other time periods as determined by the committee. The committee will determine the target amount that may be paid with respect to an annual performance award, which will be based on a percentage of a participant’s actual annual base compensation at the time of grant, up to 150% for any participant. The committee may establish a maximum potential payout amount with respect to an annual performance award of up to 175% of the target payout in the event performance goals are exceeded by an amount established by the committee at the time performance goals are established. The committee may establish measurements for prorating the amount of payouts for achievement of performance goals at less than or greater than the target payout but less than the maximum payout. The committee will have the discretion to reduce up to 100% the amount that would otherwise be paid under the payout formula to a participant based on the committee’s evaluation of the participant’s achievement of individual performance goals.

Non-Employee Director Awards.     The committee at any time and from time to time may approve resolutions providing for the automatic grant to non-employee directors of non-statutory stock options, SARs or full value awards. The committee may also at any time and from time to time grant on a discretionary basis to non-employee directors non-statutory stock options, SARs or full value awards. In either case, any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the committee may establish in its sole discretion consistent with the provisions of the 2015 plan.

The 2015 plan permits non-employee directors to elect to receive shares of common stock in lieu of their director fees otherwise payable in cash. The election to receive common stock in lieu of cash must be made in the calendar quarter preceding the date any such fees are payable. The number of shares to be issued is determined by dividing the dollar amount of reserved fees by the fair market value of the common stock on the date such fees would otherwise have been payable.

Awards made to non-employee directors under the 2015 plan will provide for a vesting period of at least one year, except in connection with the death or disability of the director, or in the case of a director whose term expires within 29 days of what would otherwise be the natural vesting date of an award.

Any awards granted to non-employee directors under the 2015 plan must be made by a committee consisting solely of directors who are “independent directors” within the meaning of the NASDAQ listing rules.

Other Cash-Based Awards and Other Stock-Based Awards.     Cash-based awards that are not annual performance cash awards may be granted to participants in such amounts and upon such terms as the committee may determine. These other cash-based awards will be paid in cash only. Other stock- based awards (including the grant or offer for sale of unrestricted shares of common stock or the payment in cash or otherwise of amounts based on the value of shares of common stock) may be granted in such amounts and subject to such terms and conditions (including performance goals) as determined by the committee. These other stock-based awards shall be expressed in terms of shares of common stock or units based on shares of common stock, as determined by the committee. Other stock-based awards will be paid in cash or shares of common stock, as determined by the committee.

Performance Measures.     If the committee intends to qualify an incentive award under the 2015 plan as “performance-based compensation” under Section 162(m) of the Code, the performance goals selected by the committee must be based on the achievement of specified levels of one, or any combination, of the following performance measure elements:

•

Sales and revenue measure elements, including gross revenue or sales, sales allowances, net revenue or net sales, invoiced revenue or sales, collected revenue or sales, revenues from new products, and bad debts;

•

Expense measurement elements, including direct material costs, direct labor costs, indirect labor costs, direct manufacturing costs, indirect manufacturing costs, cost of goods sold, sales, general and administrative expenses, operating expenses, non-cash expenses, tax expense, non-operating expenses, and total expenses;

•

Profitability and productivity measure elements, including gross margin, net operating income, EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT (earnings before interest and taxes), net operating income after taxes (NOPAT), net income, net cash flow, and net cash flow from operations;

•

Asset utilization and effectiveness measure elements, including cash, excess cash, accounts receivable, inventory (WIP and/or finished goods), current assets, working capital, fixed assets, total assets, standard hours, plant utilization, purchase price variance, and manufacturing overhead variance;

•

Debt and equity measure elements, including accounts payable, current accrued liabilities, total current liabilities, total debt, debt principal payments, net current borrowings, total long-term debt, credit rating, retained earnings, total preferred equity, total common equity, and total equity;

•

Shareholder and return measure elements, including earnings per share (diluted and fully diluted), stock price, dividends, shares repurchased, total return to shareholders, debt coverage ratios, return on assets, return on equity, return on invested capital, and economic profit (for example, economic value added);

•

Customer and market measure elements, including dealer/channel size/scope, dealer/channel performance/effectiveness, order fill rate, customer satisfaction, customer service/care, brand awareness and perception, market share, warranty rates, product quality, and channel inventory; and

•

Organizational and employee measure elements, including headcount, employee performance, employee productivity, standard hours, employee engagement/satisfaction, employee turnover, and employee diversity.

Any of the above performance measure elements can be used in an algebraic formula (e.g., averaged over a period), combined into a ratio, compared to a budget or standard, compared to previous periods or other formulaic combinations based on the performance measure elements to create a performance measure. Any of the performance measures specified in the 2015 plan may be used to measure the performance of the company or any subsidiary, as a whole, or any division or business unit, product or product group, region or territory, or any combination thereof, as the committee deems appropriate. Performance measures may be compared to the performance of a group of comparator companies or a published or special index that the committee deems appropriate or, with respect to share price, various stock market indices. The committee also may provide for accelerated vesting of any incentive award based on the achievement of performance goals.

Any incentive award that is intended to qualify as performance-based compensation under Section 162(m) of the Code will be granted, and performance goals for such an incentive award will be established, by the committee in writing not later than 90 days after the commencement of the performance period to which the performance goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the committee establishes the performance goal; and provided further that in no event will a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the performance goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the committee must certify in writing that the performance goals established with respect to such award have been achieved.

The committee may provide in any such incentive award that includes performance goals that any evaluation of performance may include or exclude any of the following events that occur during a performance period: items related to a change in accounting principles; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items related to acquisitions; items attributable to the business operations of any entity acquired by the company during the performance period; items related to the disposal of a business or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; any other items of significant income or expense which are determined to be appropriate adjustments; items relating to unusual or extraordinary corporate transactions, events or developments; items related to amortization of acquired intangible assets; items that are outside the scope of the company’s core, on-going business activities; items related to acquired in-process research and development; items relating to changes in tax laws; items relating to major licensing or partnership arrangements; items relating to asset impairment charges; items relating to gains or losses for litigation, arbitration and contractual settlements; foreign exchange gains and losses; or items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

The committee may amend or modify the vesting criteria (including any performance goals, performance measures or performance periods) of any outstanding awards based in whole or in part on the financial performance of the company (or any subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events affecting the company or its financial statements or of changes in applicable laws, regulations or accounting principles, whenever the committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2015 plan.

The committee may adjust the amount payable pursuant to an incentive award under the 2015 plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code downwards but not upwards. In the event that applicable tax or securities laws change to permit committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the committee will have sole discretion to make such changes without obtaining shareholder approval.

Dividend Equivalents.    With the exception of stock options, SARs and unvested performance awards, awards under the 2015 plan may, in the committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of the company’s common stock covered by such award had such shares been issued and outstanding on the dividend payment date. Such dividend equivalents will be converted to cash or additional shares of the company’s common stock by such formula and at such time and subject to such limitations as determined by the committee.

Termination of Service – Death or Disability.    Except as otherwise provided in the 2015 plan or an incentive award agreement, in the event a participant’s employment or other service with the company or any of its subsidiaries is terminated by reason of death or disability, then:

•

All outstanding stock options (including non-employee director options) and SARs held by the participant will become immediately exercisable and will remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expires;

•	All outstanding shares of restricted stock held by the participant will become fully vested;

•

All outstanding, but unpaid, restricted stock units, performance awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any incentive awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the company or any subsidiary is terminated by death or disability prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years; and

•

If the effective date of such termination is before the end of the time period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will terminate and be forfeited, but if the effective date of such termination is on or after the end of the time period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will be paid to the participant in accordance with the payment terms of such award.

Termination of Service – Retirement.    Except as otherwise provided in the 2015 plan or an incentive award agreement, in the event a participant’s employment or other service with the company or any of its subsidiaries is terminated by reason of retirement (except with respect to non-employee directors), then:

•

All outstanding stock options (except non-employee director options) and SARs held by the participant will be unaffected by retirement, including vesting, exercisability and expiration requirements, except that any requirement to remain in continuous employment or service with the company shall be disregarded. Such options and SARs will not be exercisable later than the date the stock options or SARs expires;

•

All outstanding restricted stock awards held by the participant will be unaffected by retirement, including vesting requirements, except that any requirement to remain in continuous employment or service with the company shall be disregarded;

•

All outstanding, but unpaid, restricted stock units, performance awards, other cash-based awards and other stock-based awards held by the participant will be unaffected by such retirement, including vesting requirements, except that any requirement to remain in continuous employment or service with the company shall be disregarded. However, with respect to any incentive awards the vesting or payment amount of which is based on the achievement of performance goals, if a participant’s employment or other service with the company or any subsidiary, as the case may be, is terminated by reason of retirement prior to the end of the performance period of such incentive award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee shall cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered or payment amount determined for partial fiscal years; and

•

If the effective date of such retirement is before the end of the performance period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will terminate and be forfeited, but if the effective date of such retirement is on or after the end of the performance period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will be paid to the participant in accordance with the payment terms of such award.

Termination of Service – Other.    Except as otherwise provided in the 2015 plan or an incentive award agreement, if a plan participant’s employment or other service with the company or any of its subsidiaries is terminated for any reason other than death, disability or retirement, then:

•

All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of termination, but those that are not exercisable will terminate and be forfeited;

•	All stock options, SARs and outstanding shares of restricted stock held by the participant that then have not vested will terminate and be forfeited;

•	All outstanding, but unpaid, restricted stock units, performance awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited; and

•	All outstanding annual performance cash awards held by a participant will terminate and be forfeited.

It is important to note that the foregoing terms are the standards that will be applicable to awards to the extent that the award agreement does not provide for different terms. The committee may, in its sole discretion, and consistent with other terms of the 2015 plan, provide for different termination, forfeiture, vesting and exercisability provisions, whether more or less restrictive than the foregoing standard terms, in any agreement evidencing an incentive award granted under the 2015 plan.

Modification of Rights upon Termination.    Upon a participant’s termination of employment or other service with the company or any subsidiary, the committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, restricted stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the committee; provided, however, that (a) no stock option or SAR may remain exercisable beyond its expiration date; (b) the committee may not adjust the amount payable pursuant to an incentive award under the 2015 plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code upwards but may adjust the amount payable under such an awards downwards (unless the applicable tax or securities laws change to permit committee discretion to alter the governing performance measures without obtaining shareholder approval, in which case the committee will have sole discretion to make such changes without obtaining shareholder approval); (c) the committee taking any such action relating to non-employee director awards will consist solely of “independent directors” as defined by NASDAQ (or other applicable exchange or market on which the common stock may be traded or quoted); and (d) any such action by the committee adversely affecting any outstanding incentive award will not be effective without the consent of the affected participant, except to the extent the committee is authorized by the 2015 plan to take such action.

Determination of Termination.    The change in a participant’s status from an employee to a consultant will be deemed a termination unless the committee determines otherwise, in its sole discretion. The change in a participant’s status from a consultant to an employee will not be deemed a termination of the participant’s service as a consultant. Unless the committee determines otherwise, a participant’s termination date will be deemed to be the date recorded on personnel or other records of the company or any subsidiary. If the payment of an incentive award that is subject to Section 409A of the Code is triggered by termination of a participant’s employment or other service, the termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.

Forfeiture and Recoupment.    If a participant is determined by the committee to have taken any action while providing services to the company or after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the 2015 plan, all rights of the participant under the 2015 plan and any agreements evidencing an incentive award then held by the participant will terminate and be forfeited. The committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any incentive awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to the company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. The company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the committee to determine whether “cause” or “adverse action” exists. The company is entitled to withhold and deduct future wages to collect any amount due. In addition, if the company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the company for the amount of any award received by such individual under the 2015 plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. In addition, all awards under the 2015 plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the committee and set forth in the applicable award agreement.

Change in Control and Acceleration of Vesting.    Generally, a change in control will mean:

•

if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the company representing 50% or more of the combined voting power of the company’s then outstanding securities, provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change in Control;

•

during any twelve-month period, individuals who at the beginning of such period constitute the board and any new directors whose election by the board or nomination for election by the company’s shareholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof;

•

the shareholders of the company approve a merger or consolidation of the company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the company is not affected and following which the company’s chief executive officer and directors retain their positions with the company (and constitute at least a majority of the board) and such merger or consolidation is consummated; or

•	the shareholders of the company approve an agreement for the sale or disposition by the company of all or substantially all the company’s assets and such sale or disposition is consummated.

Without limiting the authority of the committee to adjust incentive awards as discussed under the headings “Plan Administration” and “Adjustments,” if a change in control of the company occurs, then, unless otherwise provided in the incentive award agreement, if the company is not the surviving corporation and the acquiring corporation does not assume the outstanding incentive awards or substitute equivalent awards, then:

•

All outstanding stock options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock options or SARs have been granted remains in employment or service with the company or any subsidiary;

•	All restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and

•	All incentive awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved at target and will become immediately payable.

However, no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the company, a “change in the effective control” of the company or a “change in the ownership of a substantial portion of the assets” of the company, in each case as determined under Section 409A of the Code. The treatment of any other incentive awards in the event of a change in control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable incentive award agreement.

If the company is the surviving corporation following a change in control, or the acquiror assumes the outstanding incentive awards or substitutes equivalent equity awards relating to the securities of such acquiror or its affiliates for such incentive awards, then all incentive awards under the 2015 plan or the substitute awards will remain outstanding and be governed by their respective terms and the provisions of the 2015 plan or its successor.

If a participant’s employment or other service with the company is terminated without “cause” or “adverse action” or by the participant for “good reason” (as such terms are defined in the 2015 plan), in either case within two years following a change in control, then:

•

All outstanding options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or SARs have been granted remains in employment or service with the company;

•	All restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and

•	All incentive awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved at target and will become immediately payable.

However, no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the termination of the participant’s employment or service following a change in control unless such termination also constitutes a “separation from service” and unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the company, a “change in the effective control” of the company or a “change in the ownership of a substantial portion of the assets” of the company, in each case as determined under Section 409A of the Code. The treatment of any other incentive awards in the event of a participant’s termination of employment or service following a change in control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable award agreement.

Term, Termination and Amendment.    Unless sooner terminated by the board of directors of the company, the 2015 plan will terminate on the tenth anniversary of the effective date. No incentive award will be granted after termination of the 2015 plan, but incentive awards outstanding upon termination of the 2015 plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2015 plan.

Subject to certain exceptions, the board of directors of the company has the authority to terminate and the committee has the authority to amend the 2015 plan or any outstanding award agreement at any time and from time to time. No amendments to the 2015 plan will be effective without shareholder approval if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where incentive awards are, or will be, granted under the 2015 plan; or (b) such amendment would: (i) modify the 2015 plan’s prohibition on repricing options or SARs; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of common stock issued or issuable under the 2015 plan; (iv) increase any limitation set forth in the 2015 plan on the number of shares of common stock which may be issued or the aggregate value of incentive awards which may be made to any single participant during a specified period; (v) modify the eligibility requirements for participants in the 2015 plan; or (vi) reduce the minimum exercise price applicable to options and SARS. No termination or amendment of the 2015 plan or an incentive award agreement shall adversely affect in any material way any award previously granted under the 2015 plan without the written consent of the participant holding such award.

No Waiver, Lapse or Acceleration of Exercisability or Vesting.    The committee does not have the authority to waive, lapse or accelerate the exercisability or vesting of any award held by an employee, except (a) in connection with the death, disability or retirement of the participant or a change in control, (b) upon the achievement of performance goals as specified in the 2015 plan or (c) to the extent that the aggregate number of shares of common stock covered by all such waived, lapsed or accelerated awards do not exceed 5% of the total number of shares authorized for awards under the 2015 plan.

New Plan Benefits

It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2015 plan or would have been received by or allocated to participants for the last completed fiscal year if the 2015 plan had then been in effect because awards under the 2015 plan will be made at the discretion of the committee. No options or other awards have been previously granted under the 2015 plan.

2015 Omnibus Incentive Plan

Name and Position	Dollar Value($)(1)	Number of Shares
Scott P. Anderson	0	0
President and Chief Executive Officer of Patterson Companies, Inc.
Ann B. Gugino	0	0
Executive Vice President, Treasurer and Chief Financial Officer of Patterson Companies, Inc.
R. Stephen Armstrong	0	0
Former Executive Vice President, Treasurer and Chief Financial Officer of Patterson Companies, Inc.
Paul A. Guggenheim	0	0
President of Patterson Dental Supply, Inc.
George L. Henriques	0	0
President of Patterson Veterinary Supply, Inc.
Michael J. Orscheln	0	0
President of Patterson Medical Supply, Inc.
Executive Group	0	0
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	0	0

(1)	Fair market value on the date of purchase, minus the purchase price.

Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and the company of transactions under the 2015 plan. This summary is intended for the information of shareholders considering how to vote at the Patterson special meeting and not as tax guidance to participants in the 2015 plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2015 plan.

Incentive Stock Options.    With respect to incentive stock options, generally, the stock option holder is not taxed, and the company is not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the shares of common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of common stock are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the company’s common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, the company will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder.

Non-Statutory Stock Options.    The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the company’s common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and the company will be entitled to a deduction in an equal amount in the same tax year. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs.    The grant of a SAR will not cause the participant to recognize ordinary income or entitle the company to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and the company will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.    The federal income tax consequences with respect to restricted stock, restricted stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if the award granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the award on such date over the participant’s cost for such award (if any), and the same amount is deductible by the company, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and the company’s deduction will be measured and timed as of the grant date of the award. If the award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the award at the time of grant over the participant’s cost, if any, and the same amount is deductible by the company, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock or stock unit award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by the company.

Annual Performance Cash Awards and Other Cash-Based Awards.    Annual performance cash awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and the company will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations.    The company is entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for the company to satisfy the recipient’s federal, state or local tax withholding obligations with respect to incentive awards granted under the 2015 plan. Withholding for taxes will be limited to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the company. The committee may permit a participant to satisfy a tax obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

Code Section 409A.     A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m).    Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual, who on the last day of the taxable year was the Chief Executive Officer or otherwise covered by this provision because his or her compensation was reported in the Summary Compensation Table, may not be deductible to the extent that it exceeds $1 million unless the compensation qualifies as “performance-based” under Section 162(m) of the Code. The 2015 plan has been designed to permit the committee to grant awards that qualify as “performance-based” for purposes of satisfying the conditions of Section 162(m) of the Code.

Excise Tax on Parachute Payments.    Unless otherwise provided in a separate agreement between a participant and the company, if, with respect to a participant, the acceleration of the vesting of an incentive award or the payment of cash in exchange for all or part of an incentive award, together with any other payments that such participant has the right to receive from the company, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, the company will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Vote Required

The affirmative vote of the greater of (i) a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote on this proposal at the meeting and (ii) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required to approve this proposal. Abstentions will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares on this proposal. Our Board of Directors recommends that you vote FOR approval of this proposal.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 25, 2015 about our common stock that may be issued under all of our existing equity compensation plans. All of these plans have been approved by our shareholders, except the Canadian Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	338,299	$36.22	6,635,604
Equity compensation plans not approved by security holders	—	—	1,899,346

Total	338,299	$36.22	8,534,950

Effective June 2000, we adopted the Canadian Plan. The Canadian Plan permits eligible employees who are designated and awarded an option to purchase such option through salary deductions. The option purchase price is equal to 37.5% of the market price on the date of grant. Options may be exercised three years after the grant date and terminate five years after the grant of the option. Options may be exercised to purchase shares at a price equal to the remaining 62.5% of the market price on the date of grant. A total of 2,000,000 shares of common stock were originally reserved for issuance under the Canadian Plan.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

We are committed to a compensation philosophy that links executive compensation to the attainment of business objectives and earnings performance, over the near and longer term, which in turn enables us to attract, retain and reward executive officers who contribute to our success.

To fulfill this philosophy, our Compensation Committee seeks to provide market-competitive compensation packages that emphasize our commitment to consistent long-term profitable growth and our belief that a substantial portion of the total compensation received by our executive officers should be dependent upon the performance of the business annually and over time.

We have structured our annual and long-term incentive-based cash and non-cash executive compensation programs to motivate executives to achieve the business goals of our company and reward them for achieving these goals. We believe our executive compensation program is strongly aligned with the long-term interests of our shareholders. We urge you to read the “Executive Compensation” section of this proxy statement for additional details regarding our executive compensation.

Congress has enacted requirements commonly referred to as “say on pay” rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. As required by these rules under Section 14A of the Exchange Act, we are asking our shareholders to vote on the adoption of the following resolution:

BE IT RESOLVED by the shareholders of Patterson Companies, Inc. (“Patterson”) that the shareholders approve the compensation of Patterson’s named executive officers as disclosed in this proxy statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules.

As an advisory vote, this proposal is non-binding. Although this vote is non-binding, our Board of Directors and Compensation Committee value the opinions of our shareholders, and will, as it did last year, consider the outcome of this vote when making future compensation decisions for our named executive officers. Our Compensation Committee has implemented an annual advisory vote on our executive compensation program, so the next such shareholder advisory vote will occur at our 2016 annual meeting of shareholders.

Vote Required

The affirmative vote of the greater of (i) a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote on this proposal at the meeting and (ii) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required to approve this proposal. Abstentions will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares on this proposal. Our Board of Directors recommends that you vote FOR approval of this proposal.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed EY as our independent registered public accounting firm for the year ending April 30, 2016. If the shareholders do not ratify such appointment at the meeting, our Audit Committee will consider selection of another firm of independent registered public accountants, but reserves the right to uphold the appointment.

Representatives of EY are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders in attendance.

Principal Accountant Fees and Services

EY was our independent registered public accounting firm for the two most recently completed fiscal years. Aggregate fees for professional services rendered for our company by EY for such fiscal years were as follows:

	Fiscal Year Ended April 25, 2015	Fiscal Year Ended April 26, 2014
Audit Fees	$1,948,364	$1,674,557
Audit-Related Fees	1,615,842	55,000
Tax Fees	408,768	614,712
All Other Fees	1,995	3,555

Total	$3,974,969	$2,347,824

Audit fees were for professional services rendered for the audits of the consolidated financial statements, statutory audits of subsidiaries, and reviews of Securities and Exchange Commission filings. Audit-related fees were for employee benefit plan audits, audits in connection with proposed transactions, and due diligence assistance on proposed transactions. Tax fees were for assistance with U.S. and international tax compliance, planning, transaction cost analyses and other tax advisory services related to various company initiatives. All other fees were for use of an online research tool proprietary to EY.

Our Audit Committee has determined that the provision of services covered by the foregoing fees is compatible with maintaining the principal accountant’s independence. See “Our Board of Directors and Committees – Committee Responsibilities – Our Audit Committee and Its Report.”

The projects and categories of service are as follows:

Audit – These services include the work necessary for the auditor to render an opinion on our consolidated financial statements. Audit services also include audit or attest services required by statute or regulation, such as comfort letters, consents, reviews of Securities and Exchange Commission filings, statutory audits in non-U.S. locations and attestation reports on internal control over financial reporting required under the Sarbanes-Oxley Act.

Audit Related Services – These services consist primarily of audits of benefit plans, due diligence assistance, accounting consultation on proposed transactions, internal control reviews and other special purpose audits.

Tax Services – Tax services consist of acquisition due diligence, transaction cost analysis, integration matters, review and consultation on tax provision and filings and other tax matters.

Other Services – The committee believes that other services are not an integral part of the examination of our company’s financial statements, and that other services may raise a real or perceived question as to the auditor’s independence. Accordingly, a very strong rationale must be presented to support the selection of the auditor for other services, and alternative service providers should also be considered.

Recommendation

Our Audit Committee and our Board of Directors recommend that you vote FOR the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending April  30, 2016.

ANNUAL REPORT TO SHAREHOLDERS

The Notice Regarding the Availability of Proxy Materials will contain instructions as to how you can access our annual report to shareholders, including our Annual Report on Form 10-K containing financial statements for the fiscal year ended April 25, 2015, over the Internet. It will also tell you how to request, free of charge, a paper or e-mail copy of our Annual Report on Form 10-K. No part of our annual report to shareholders is incorporated herein and no part of the annual report to shareholders is to be considered proxy-soliciting material.

We will furnish to each person whose proxy is being solicited, upon written request of such person, a copy of any exhibit described in the exhibit list accompanying the Form 10-K, upon the payment, in advance, of reasonable fees related to our furnishing of such exhibit(s). Written requests for copies of such exhibit(s) should be sent to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota, 55120, Attention: Investor Relations.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials, including the Notice Regarding the Availability of Proxy Materials, with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials, including the Notice Regarding the Availability of Proxy Materials, addressed to those shareholders, unless the affected shareholder has provided contrary instructions. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Patterson Companies, Inc. shareholders will be “householding” our proxy materials, including the Notice Regarding the Availability of Proxy Materials. A single Notice Regarding the Availability of Proxy Materials and, if applicable, a single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice Regarding the Availability of Proxy Materials and, if applicable, a separate set of proxy materials, please notify your broker or us. Direct your written request to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota, 55120, Attention: Investor Relations. Shareholders who currently receive multiple copies of the proxy materials, including the Notice Regarding the Availability of Proxy Materials, at their addresses and would like to request “householding” of their communications should contact their brokers.

SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2016 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attn: Les B. Korsh, no later than April 9, 2016. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8 under the Exchange Act, for shareholder proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to our Corporate Secretary. To be timely for consideration at the 2016 annual meeting of shareholders, a shareholder’s notice must be delivered to or mailed and received at our executive offices by June 23, 2016. In addition, the proxy solicited by the Board for the 2016 annual meeting of shareholders will confer discretionary authority to vote on any proposal presented by a shareholder at that meeting for which we have not been provided with notice on or prior to June 23, 2016.

OTHER MATTERS

Our Board of Directors does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. However, if any other matter properly comes before the meeting, your proxies will act on such matter in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Scott P. Anderson

President, Chief Executive Officer and

Chairman of the Board

St. Paul, Minnesota

August 7, 2015

ANNEX A

2015 OMNIBUS INCENTIVE PLAN

1.	Purpose of Plan.

The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in shareholder value, and providing opportunities for equity participation that align the interests of such individuals with the interests of Company shareholders.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1	“Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2	“Annual Award Limit” or “Annual Awards Limits” have the meaning set forth in Section 4.4.

2.3	“Annual Performance Cash Awards” has the meaning set forth in Section 10.1 of this Plan.

2.4	“Board” means the Board of Directors of the Company.

2.5	“Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

2.6	“Cash-Based Award” means an Incentive Award made pursuant to this Plan that is denominated and paid in cash.

2.7	“Cause” means (a) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (d) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.

2.8	“Change in Control” means an event described in Section 17.1 of this Plan.

2.9	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.10

“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee comprised solely of Directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (b) “independent directors” as defined in the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted) and (c) “outside directors” within the meaning of Section 162(m) of the Code. The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan.

2.11	“Common Stock” means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.5 of this Plan.

2.12	“Company” means Patterson Companies, Inc. and any successor thereto as provided in Section 23.6 of this Plan.

2.13	“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14	“Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Section 162(m) of the Code, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of any Performance Period, or (b) twenty-five percent (25%) of any Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.15	“Director” means a member of the Board.

2.16	“Director Fees” means any compensation payable by the Company in the form of cash to a Non-Employee Director for service as a Non-Employee Director on the Board or any committee of the Board as may be approved from time to time by the Board, excluding expense allowances, reimbursements and insurance premiums paid to or on behalf of such Non-Employee Directors.

2.17	“Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.18	“Effective Date” means June 9, 2015, or such later date as this Plan is initially approved by the Company’s shareholders.

2.19	“Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.20	“Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.21	“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.22	“Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported by the Nasdaq Stock Market, the New York Stock Exchange or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board or the Pink Sheets LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.23	“Full Value Award” means an Incentive Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.

2.24	“Good Reason” has the meaning set forth in Section 17.2 of this Plan.

2.25	“Grant Date” means the date an Incentive Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.26	“Incentive Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, Annual Performance Cash Award, Non-Employee Director Award, Other Cash-Based Award or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

2.27	“Incentive Award Agreement” means either: (a) a written or electronic (as provided in Section 23.8) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 23.8) statement issued by the Company to a Participant describing the terms and provisions of such an Incentive Award, including any amendment or modification thereof.

2.28	“Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.29	“Individual Performance Goals” has the meaning set forth in Section 10.4 of this Plan.

2.30	“Individual Performance Participants” has the meaning set forth in Section 10.4 of this Plan.

2.31	“Maximum Payout” has the meaning set forth in Section 10.3 of this Plan.

2.32	“Non-Employee Director” means a Director who is not an Employee.

2.33	“Non-Employee Director Award” means any Non-Statutory Stock Option, Stock Appreciation Right or Full Value Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.34	“Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 11.1 of this Plan.

2.35	“Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

2.36	“Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

2.37	“Other Cash-Based Award” means an Incentive Award, denominated and paid in cash, not otherwise described by the terms of this Plan, granted pursuant to Section 12 of this Plan.

2.38	“Other Stock-Based Award” means an equity-based or equity-related Incentive Award not otherwise described by the terms of this Plan, granted pursuant to Section 12 of this Plan.

2.39	“Participant” means an Eligible Recipient who receives one or more Incentive Awards under this Plan.

2.40	“Participation Factor” has the meaning set forth in Section 10.2 of this Plan.

2.41	“Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.42	“Performance-Based Compensation” means compensation under an Incentive Award that is intended to satisfy the requirements of Section 162(m) of the Code for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan will be construed to mean that an Incentive Award which does not satisfy the requirements for performance-based compensation under Section 162(m) of the Code does not constitute performance-based compensation for other purposes, including Section 409A of the Code.

2.43	“Performance Goals” mean with respect to any applicable Incentive Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measures during the specified Performance Period, as set forth in the related Incentive Award Agreement.

2.44	“Performance Measure Element” has the meaning set forth in Section 13.1 of this Plan.

2.45	“Performance Measures” mean: (a) with respect to any Incentive Award intended to qualify as Performance-Based Compensation, any one or more of the measures described in Section 13.1 of this Plan on which the Performance Goals are based and which measures are approved by the Company’s shareholders pursuant to this Plan in order to qualify Incentive Awards as Performance-Based Compensation; and (b) with respect to any other Incentive Award, any performance measures as determined by the Committee in its sole discretion and set forth in the applicable Incentive Award Agreement for purposes of determining the applicable Performance Goal.

2.46	“Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Incentive Award.

2.47	“Plan” means the Patterson Companies, Inc. 2015 Omnibus Incentive Plan, as may be amended from time to time.

2.48	“Plan Year” means the Company’s fiscal year.

2.49	“Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.

2.50	“Prior Plan” means the Patterson Companies, Inc. Amended and Restated Equity Incentive Plan, as may be amended from time to time.

2.51	“Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.52	“Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.53	“Retirement,” unless otherwise defined in the Incentive Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Subsidiary, means “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant completes ten (10) years of service with the Company and reaches age fifty-five (55), with the present intention to leave the Company’s industry or to leave the general workforce.

2.54	“Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.55	“Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

2.56	“Stock-Based Award” means any equity-based or equity-related Incentive Award made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards denominated or payable in shares of Common Stock and Other Stock-Based Awards.

2.57	“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.58	“Target Payout” has the meaning set forth in Section 10.2 of this Plan.

2.59	“Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.	Plan Administration.

3.1	The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members either at a meeting or by written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan.

3.2	Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a)	To designate the Eligible Recipients to be selected as Participants;

(b)	To determine the nature and extent of the Incentive Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Incentive Award,

any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards, and the form of Incentive Award Agreement, if any, evidencing such Incentive Award;

(c)	To determine the time or times when Incentive Awards will be granted;

(d)	To determine the duration of each Incentive Award;

(e)	To determine the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject;

(f)	To construe and interpret this Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Incentive Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;

(g)	To determine Fair Market Value in accordance with Section 2.22 of this Plan;

(h)	To amend this Plan or any Incentive Award Agreement, as provided in this Plan;

(i)	To adopt subplans or special provisions applicable to Incentive Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which subplans or special provisions may take precedence over other provisions of this Plan;

(j)	To authorize any person to execute on behalf of the Company any Incentive Award Agreement or any other instrument required to effect the grant of an Incentive Award previously granted by the Committee;

(k)	To determine whether Incentive Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(l)	Subject to Section 14, to determine whether Incentive Awards will be adjusted for “dividend equivalents,” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Incentive Award held by such Participant; and

(m)	To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s shareholders.

3.3	Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more Directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Incentive Awards pursuant to this Plan; and (b) determine the size of any such Incentive Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such Director(s) or officer(s) for any Incentive Awards granted to an Eligible Recipient who is considered a Covered Employee or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act; (y) the resolution providing such authorization will set forth the type of Incentive Awards and total number of each type of Incentive Awards such Director(s) or officer(s) may grant; and (z) such Director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Incentive Awards granted pursuant to the authority delegated.

3.4	No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.5, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price; or (C) other Incentive Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

3.5	Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (i) to reserve shares of Common Stock or grant Incentive Awards in excess of the limitations provided in Section 4.1; (ii) to effect any re-pricing in violation of Section 3.4; (iii) to grant Options or Stock Appreciation Rights having an exercise price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3; or (iv) for which shareholder approval would then be required pursuant to Section 422 of the Code or the rules of any stock exchange on which shares of Common Stock may be listed for trading.

3.6	Incentive Award Grants to Non-Employee Directors. Notwithstanding any other provision of this Plan, all grants of Non-Employee Director Awards will only be granted and administered by a Committee comprised solely of members of the Board who are “independent directors” within the meaning of the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).

4.	Shares Available for Issuance.

4.1	Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.5 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan shall equal 4,000,000 shares.

4.2	Restrictions on Incentive Stock Options. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.5 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan pursuant to Incentive Stock Options will be 4,000,000 shares.

4.3

Accounting for Incentive Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that (a) the full number of shares of Common Stock subject to a Stock Appreciation Right granted that are settled by the issuance of shares of Common Stock will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right and (b) the total number of shares of Common Stock remaining available for issuance under this Plan will be reduced by 2.0 shares for each share issued pursuant to a Full Value Award or potentially issuable pursuant to a Full Value Award. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price of Incentive Awards under this Plan and any shares of

Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares available for future grant of Incentive Awards. Any shares of Common Stock related to Incentive Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, or are settled in cash in lieu of shares of Common Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Common Stock, for Incentive Awards not involving shares of Common Stock, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1 (with such increase in connection with Full Value Awards based on the same ratio specified in clause (b) of the proviso to the first sentence of this Section 4.3).

4.4	Annual Awards Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Section 4.5, will apply to grants of Incentive Awards unless the Committee specifically determines at the time of grant that an Incentive Award is not intended to qualify as Performance-Based Compensation under this Plan:

(a)	The maximum aggregate number of shares of Common Stock subject to Options and Stock Appreciation Rights granted to any one Participant in any one Plan Year will be 100,000 shares.

(b)	The maximum aggregate number of shares of Common Stock subject to Restricted Stock Awards and Restricted Stock Units granted to any one Participant in any one Plan Year will be 100,000 shares.

(c)	The maximum aggregate dollar amount or number of shares of Common Stock granted with respect to Performance Awards to any one Participant in any one Plan Year may not exceed $5,000,000 or 100,000 shares, determined as of the date of payout.

(d)	The maximum aggregate dollar amount granted with respect to Annual Performance Cash Awards to any one Participant in any one Plan Year may not exceed $5,000,000, determined as of the date of payout.

(e)	The maximum aggregate dollar amount granted with respect to Other Cash-Based Awards to any one Participant in any one Plan Year may not exceed $5,000,000, determined as of the date of payout.

(f)	The maximum aggregate amount of shares of Common Stock granted with respect to Other Stock-Based Awards to any one Participant in any one Plan Year may not exceed 100,000 shares, determined as of the date of payout.

4.5	Adjustments to Shares and Incentive Awards.

(a)	In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limit set forth in Section 4.2 and the Annual Award Limits set forth in Section 4.4, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Incentive Awards. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

(b)	Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the sub-limit in Section 4.2 and the Annual Award Limits in Section 4.4, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

4.6	Restrictions on Vesting. Notwithstanding anything else herein to the contrary, no shares of Common Stock may be granted under this Plan subject to (a) Stock Appreciation Rights, Restricted Stock Awards or Restricted Stock Units granted to Employees under this Plan solely based on continued service of the Employees that become exercisable more rapidly than ratably over a three (3) year period after the Grant Date, except in connection with the death, Disability or Retirement of an Employee or a Change in Control (as provided in Section 17); or (b) Performance Awards granted to Employees under this Plan with a Performance Period of less than one year, except in connection with the death or Disability of an Employee or a Change in Control (as provided in Section 17).

5.	Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Incentive Award Agreement with the Participant.

6.	Options.

6.1	Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

6.2	Incentive Award Agreement. Each Option grant will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Incentive Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3	Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4	Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (i) the achievement of one or more of the Performance Goals; or that (ii) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 19, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5	Payment of Exercise Price.

(a)	The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion.

(b)	In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 16 of this Plan.

(c)	For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6	Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

7.	Stock Appreciation Rights.

7.1	Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

7.2	Incentive Award Agreement. Each Stock Appreciation Right will be evidenced by an Incentive Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock

Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3	Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

7.4	Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right maybe exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 19, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.5	Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

7.6	Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by

(b)	The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7	Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 will be made in accordance with the terms of the applicable Incentive Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

8.	Restricted Stock Awards and Restricted Stock Units.

8.1	Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement.

8.2	Incentive Award Agreement. Each Restricted Stock Award or Restricted Stock Unit grant will be evidenced by an Incentive Award Agreement that will specify the type of Incentive Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

8.3	Conditions and Restrictions. The Committee will impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

8.4

Rights as a Shareholder. Except as provided in Sections 8.1, 8.5, 8.6 and 18.3 of this Plan, upon a Participant becoming the holder of record of shares of Common Stock issued under a Restricted Stock Award pursuant to this Section 8, the Participant will have all voting, dividend, liquidation and other rights with respect to such shares (other than the right to sell or transfer such shares) as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights with respect to any Restricted Stock Units granted hereunder.

8.5	Dividends and Distributions.

(a)	Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or other distributions paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

(b)	Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Unit at the time of grant or at any time after the grant of the Restricted Stock Unit), any Restricted Stock Unit shall carry with it a right to “dividend equivalents.” Such right entitles the Participant to be credited with an amount equal to all dividends or other distributions paid on one share of Common Stock while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units and in all cases will be subject to the same conditions and restrictions as the Restricted Stock Units to which they relate.

8.6	Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7	Lapse of Restrictions; Settlement. Except as otherwise provided in this Section 8 or Section 19, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Incentive Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Incentive Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.8	Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Incentive Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9.	Performance Awards.

9.1	Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

9.2	Incentive Award Agreement. Each Performance Award will be evidenced by an Incentive Award Agreement that will specify the amount of cash, shares of Common Stock or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

9.3	Vesting. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

9.4	Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Incentive Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth day of the third month immediately following the later of the end of the Company’s fiscal year in which the performance period ends or the end of the calendar year in which the performance period ends, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form of payment of Performance Awards will be set forth in the Incentive Award Agreement pertaining to the grant of the award. Any shares of Common Stock issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

10.	Annual Performance Cash Awards.

10.1	Grant. Subject to such terms and conditions, consistent with the other provisions of this Plan, as maybe determined by the Committee in its sole discretion, the Committee, at any time and from time to time, may grant to Participants Incentive Awards denominated in cash in such amounts and upon such terms as the Committee may determine, based on the achievement of specified Performance Goals for annual periods or other time periods as determined by the Committee (the “Annual Performance Cash Awards”).

10.2	Target Payout. The target amount that may be paid with respect to an Annual Performance Cash Award (the “Target Payout”) will be determined by the Committee pursuant to Section 13.2 and will be based on a percentage of a Participant’s actual annual base compensation at the time of grant (“Participation Factor”), within the range established by the Committee for each Participant and subject to adjustment as provided in the second to last sentence of this paragraph. The Participation Factors, which are intended to reflect a Participant’s level of responsibility, may be up to 150% for any Participant. The Chief Executive Officer may approve modifications to the Participation Factor for any Participant who is not a Covered Employee, if such modification is based on level of responsibility. The Committee may establish curves, matrices or other measurements for prorating the amount of payments for achievement of Performance Goals at less or greater than the Target Payout.

10.3

Maximum Payout. The Committee also may establish a maximum potential payout amount (the “Maximum Payout”) with respect to an Annual Performance Cash Award of up to 175% of the Target Payout in the event Performance Goals are exceeded by an amount established by the Committee at the time Performance Goals are established. The Committee may establish curves, matrices or other measurements for prorating the amount of payments for achievement of Performance Goals at greater than the Target Payout but less than the Maximum Payout.

10.4	Individual Performance Goals. At the time an Annual Performance Cash Award is made, the Committee may provide for an increase in the Target Payout and the Maximum Payout (as either may be prorated in accordance with Sections 10.2 and 10.3) for selected Participants (“Individual Performance Participants”) to reflect the achievement of individual performance goals (“Individual Performance Goals”) established at that time by the Committee. The Committee will have the discretion to reduce by an amount up to 100% the amount that would otherwise be paid under the payout formula to an Individual Performance Participant based on the Committee’s evaluation of the individual’s achievement of the Individual Performance Goals.

10.5	Payment. Payment of any earned Annual Performance Cash Awards will be made as soon as possible after the Committee has determined the extent to which the applicable Performance Goals and Individual Performance Goals have been achieved and not later than the fifteenth day of the third month immediately following the later of the end of the Company’s fiscal year in which the performance period ends or the end of the calendar year in which the performance period ends, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Annual Performance Cash Award under a Company deferred compensation plan or arrangement.

11.	Non-Employee Director Awards.

11.1	Automatic and Non-Discretionary Awards to Non-Employee Directors. The Committee at anytime and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, except as otherwise provided in this Section 11, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

11.2	Shares in Lieu of Director Fees. A Non-Employee Director may elect to receive shares of Common Stock in lieu of Director Fees by giving written notice of such election to the Company in a form approved by the Committee. Such an election shall be effective with respect to any such Director Fees payable commencing with the next calendar quarter following the date of the election. An election to receive payment of Director Fees in the form of shares of Common Stock may be revoked only by a subsequent election to receive payment of Director Fees in cash or to defer such Director Fees pursuant to Section 11.3. Such an election shall be effective with respect to Director Fees payable commencing with the next calendar quarter following the date of the election. The number of shares of Common Stock to be paid to a Non-Employee Director pursuant to this Section 11.2 shall be determined by dividing the amount of Director Fees payable by the Fair Market Value of the Common Stock on the date such Director Fees would have been paid in cash but for the Participant’s election to receive payment of such Director Fees in the form of Common Stock. The amount of any fractional share shall be paid in cash.

11.3	Deferral of Incentive Award Payment. The Committee may permit a Non-Employee Director the opportunity to defer the grant or payment of an Incentive Award pursuant to such terms and conditions as the Committee may prescribe from time to time.

11.4	Composition of Committee. For purposes of this Section 11, all references to “Committee” in this Section 11 will mean a Committee that consists solely of Directors who are “independent directors” as defined in the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).

11.5

Timing and Vesting of Automatic Grants. Automatic grants, if any, of Non-Employee Director Awards under this Plan shall generally be made as of the date of the annual meeting of shareholders of the Company each year, and such Awards shall be subject to vesting restrictions, as determined by the Committee, provided that no Non-Employee Director Awards granted under this Plan may be granted with a vesting restriction of less than one year, except in connection with the death or Disability of a Non-Employee Director or a Change in Control (as provided in Section 17). In the case of a Non-Employee Director whose term expires not more than twenty-nine (29) days prior to what would otherwise be the natural vesting date of an Award, the Non-Employee Director shall be deemed to have remained in service with the Company until such natural vesting date, but only for purposes of satisfying the vesting restrictions of any Non-Employee Director Award under the Plan.

12.	Other Cash-Based Awards and Other Stock-Based Awards.

12.1	Other Cash-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

12.2	Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Incentive Awards may involve the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares, and may include Incentive Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3	Value of Other Cash-Based Awards and Other Stock-Based Awards. Each Other Cash-Based Award will specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Cash-Based Award or any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Incentive Awards, the number or value of Other Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

12.4	Payment of Other Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to an Other Cash-Based Award or an Other Stock-Based Award will be made in accordance with the terms of the Incentive Award, in cash for any Other Cash-Based Award and in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Cash-Based Award or Other Stock-Based Award under a Company deferred compensation plan or arrangement.

13.	Performance Measures.

13.1	Performance Measures. The Performance Goals upon which the payment or vesting of an Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation will be limited to one or more specified objective Performance Measures that are based on the following Performance Measure elements (each, a “Performance Measure Element”):

(a)	Sales and Revenue Measure Elements:

(i)	Gross Revenue or Sales

(ii)	Sales Allowances

(iii)	Net Revenue or Net Sales

(iv)	Invoiced Revenue or Sales

(v)	Collected Revenue or Sales

(vi)	Revenues from New Products

(vii)	Bad Debts

(b)	Expense Measure Elements:

(i)	Direct Material Costs

(ii)	Direct Labor Costs

(iii)	Indirect Labor Costs

(iv)	Direct Manufacturing Costs

(v)	Indirect Manufacturing Costs

(vi)	Cost of Goods Sold

(vii)	Sales, General and Administrative Expenses

(viii)	Operating Expenses

(ix)	Non-cash Expenses

(x)	Tax Expense

(xi)	Non-operating Expenses

(xii)	Total Expenses

(c)	Profitability and Productivity Measure Elements:

(i)	Gross Margin

(ii)	Net Operating Income

(iii)	EBITDA (earnings before interest, taxes, depreciation and amortization)

(iv)	EBIT (earnings before interest and taxes)

(v)	Net Operating Income After Taxes (NOPAT)

(vi)	Net Income

(vii)	Net Cash Flow

(viii)	Net Cash Flow from Operations

(d)	Asset Utilization and Effectiveness Measure Elements:

(i)	Cash

(ii)	Excess Cash

(iii)	Accounts Receivable

(iv)	Inventory (WIP or Finished Goods)

(v)	Current Assets

(vi)	Working Capital

(vii)	Total Capital

(viii)	Fixed Assets

(ix)	Total Assets

(x)	Standard Hours

(xi)	Plant Utilization

(xii)	Purchase Price Variance

(xiii)	Manufacturing Overhead Variance

(e)	Debt and Equity Measure Elements:

(i)	Accounts Payable

(ii)	Current Accrued Liabilities

(iii)	Total Current Liabilities

(iv)	Total Debt

(v)	Debt Principal Payments

(vi)	Net Current Borrowings

(vii)	Total Long-term Debt

(viii)	Credit Rating

(ix)	Retained Earnings

(x)	Total Preferred Equity

(xi)	Total Common Equity

(xii)	Total Equity

(f)	Shareholder and Return Measure Elements:

(i)	Earnings per Share (diluted and fully diluted)

(ii)	Stock Price

(iii)	Dividends

(iv)	Shares Repurchased

(v)	Total Return to Shareholders

(vi)	Debt Coverage Ratios

(vii)	Return on Assets

(viii)	Return on Equity

(ix)	Return on Invested Capital

(x)	Economic Profit (for example, economic value added)

(g)	Customer and Market Measure Elements:

(i)	Dealer/Channel Size/Scope

(ii)	Dealer/Channel Performance/Effectiveness

(iii)	Order Fill Rate

(iv)	Customer Satisfaction

(v)	Customer Service/Care

(vi)	Brand Awareness and Perception

(vii)	Market Share

(viii)	Warranty Rates

(ix)	Product Quality

(x)	Channel Inventory

(h)	Organizational and Employee Measure Elements:

(i)	Headcount

(ii)	Employee Performance

(iii)	Employee Productivity

(iv)	Standard Hours

(v)	Employee Engagement/Satisfaction

(vi)	Employee Turnover

(vii)	Employee Diversity

Any Performance Measure Element can be a Performance Measure. In addition, any of the Performance Measure Element(s) can be used in an algebraic formula (e.g., averaged over a period, combined into a ratio, compared to a budget or standard, compared to previous periods or other formulaic combinations) based on the Performance Measure Elements to create a Performance Measure. Any Performance Measure(s) may be used to measure the performance of the Company or Subsidiary as a whole or any division or business unit of the Company, product or product group, region or territory, or Subsidiary, or any combination thereof, as the Committee may deem appropriate. Any Performance Measure(s) can be compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select any Performance Measure(s) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Incentive Award based on the achievement of Performance Goals pursuant to any Performance Measure (s) specified in this Section 13.1.

13.2	Establishment of Performance Goals. Any Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation will be granted, and Performance Goals for such an Incentive Award will be established, by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after twenty-five percent (25%) of the Performance Period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

13.3	Certification of Payment. Before any payment is made in connection with any Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to such Incentive Award have been achieved.

13.4

Evaluation of Performance. The Committee may provide in any such Incentive Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments;

(l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. To the extent such inclusions or exclusions affect Incentive Awards to Covered Employees, they will be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

13.5	Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. Subject to Section 13.6, the Committee may amend or modify the vesting criteria (including any Performance Goals, Performance Measures or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 3.6 or 4.5(a) hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive and binding on Participants under this Plan.

13.6	Adjustment of Performance-Based Compensation. Incentive Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee will retain the discretion to adjust such Incentive Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

13.7	Committee Discretion. In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee will have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentive Awards that will not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and base vesting on Performance Measures other than those set forth in Section 13.1.

14.	Dividend Equivalents.

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards, the vesting of which is based on the achievement of Performance Goals.

15.	Effect of Termination of Employment or Other Service.

15.1	Termination Due to Death or Disability. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 15.4 and 15.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a)	All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will become immediately exercisable and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

(b)	All outstanding Restricted Stock Awards held by the Participant as of the effective date of such termination will become fully vested;

(c)	All outstanding but unvested Restricted Stock Units, Performance Awards, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Incentive Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of death or Disability prior to the end of the Performance Period of such Incentive Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made with respect to the Participant’s Incentive Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years. The Committee will consider the provisions of Section 15.6 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed; and

(d)	If the effective date of such termination is before the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be terminated and forfeited; and, if the effective date of such termination is on or after the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be paid to the Participant in accordance with the payment terms of such Award.

15.2	Termination Due to Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 15.4 and 15.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement (other than with respect to a Non-Employee Director):

(a)	All outstanding Options (excluding Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such Retirement will be unaffected by such Retirement, and will continue to be subject to Sections 6 and 7 of this Plan, including vesting, exercisability and expiration requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded;

(b)	All outstanding Restricted Stock Awards held by the Participant as of the effective date of such Retirement will be unaffected by such Retirement, and will continue to be subject to Section 8 of this Plan, including vesting requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded;

(c)

All outstanding but unvested Restricted Stock Units, Performance Awards Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such Retirement will be unaffected by such Retirement, and will continue to be subject to Sections 8, 9 and 12 of this Plan, including vesting requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded; provided, however, that with respect to any such Incentive Awards the vesting or payment amount of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of Retirement prior to the end of the Performance Period of such Incentive Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee shall cause shares of

Common Stock to be delivered or payment made with respect to the Participant’s Incentive Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered or payment amount determined for partial fiscal years; and

(d)	If the effective date of such Retirement is before the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be terminated and forfeited; and if the effective date of such Retirement is on or after the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be paid to the Participant in accordance with the payment terms of such Award.

15.3	Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 11.5, 15.4 and 15.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement:

(a)	All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited.

(b)	All Restricted Stock Awards held by the Participant as of the effective date of such termination that have not vested as of such termination will be terminated and forfeited;

(c)	All outstanding unvested Restricted Stock Units, Performance Awards, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(d)	All outstanding Annual Performance Cash Awards held by a Participant as of the effective date of such termination will be terminated and forfeited.

15.4	Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 15, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Performance Awards, Annual Performance Cash Awards, Non-Employee Director Awards, Other Cash-Based Awards and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; (b) the Committee may not take any action not permitted pursuant to Section 13.6; (c) the Committee taking any such action relating to Non-Employee Director Awards will consist solely of “independent directors” as defined in the Listing Rules of the NASDAQ Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted); and (d) any such action by the Committee adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.5, 15.6, 17 or 21).

15.5	Determination of Termination of Employment or Other Service.

(a)	The change in a Participant’s status from that of an Employee to that of a Consultant will, for purposes of this Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)	The change in a Participant’s status from that of a Consultant to that of an Employee will not, for purposes of this Plan, be deemed to result in a termination of such Participant’s service as a Consultant, and such Participant will thereafter be deemed to be an Employee until such Participant’s employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a) above).

(c)	Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

(d)	Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.

15.6	Additional Forfeiture Events.

(a)	Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 15.6, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Incentive Award Agreement, this Section 15.6(a) will not apply to any Participant following a Change in Control.

(b)	Forfeiture of Incentive Awards. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award agreement.

16.	Payment of Withholding Taxes.

16.1	General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Incentive Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. When withholding for taxes is effected under this Plan, it shall be withheld only up to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the Company.

16.2	Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 16.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

17.	Change in Control.

17.1

Change in Control. For purposes of this Section 17, a “Change in Control” of the Company will mean (a) if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change in Control, (b) during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company’s shareholders was approved by at least a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof, (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (i) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50%

of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and Directors retain their positions with the Company (and constitute at least a majority of the Board) and such merger or consolidation is consummated, or (d) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets and such sale or disposition is consummated.

17.2	Good Reason. For purposes of this Section 17, with respect to any Participant, “Good Reason” will be defined as set forth in any individual agreement applicable to such Participant or, in the case of a Participant who does not have an individual agreement that defines Good Reason, then Good Reason will mean any refusal to accept:

(a)	a material diminution in the Participant’s base compensation, which for purposes of this Plan will mean a reduction of 10% or more in the Participant’s salary plus target bonus;

(b)	discontinuation of eligibility to participate in a material long-term cash or equity award or equity-based grant program (or in a comparable substitute program) in which other Participants at a comparable level are generally eligible to participate;

(c)	any material diminution of authority, duties or responsibilities, including any change in the authority, duties or responsibilities of the Participant that is inconsistent in any material and adverse respect with the Participant’s then-current position(s), authority, duties and responsibilities with the Company or any Subsidiary; provided, however, that “Good Reason” will not be deemed to exist pursuant to this clause (c) solely on account of the Company no longer being a publicly traded entity or solely on account of a change in the reporting relationship of the Participant; or

(d)	a material adverse change in the geographic location at which the Company requires the Participant to be based as compared to the location where the Participant was based immediately prior to the change, which for purposes of this Plan will mean:

(i)	a relocation that results in an increase in the commuting distance from the Participant’s principal residence to his or her new job location of more than 50 miles, or

(ii)	a relocation that requires the Participant to relocate his or her principal residence; provided, however, that no Incentive Award will be cashed out upon a Participant’s termination of employment or service on account of the occurrence of a Good Reason event or circumstance as defined under the terms of any individual agreement applicable to such Participant or as defined in this Section 17.2 if such termination must be an “involuntary separation from service”, unless the event or circumstances constituting Good Reason also constitute “good reason” as determined under Section 409A of the Code. The payment of any other Incentive Awards in the event of a Participant’s termination of employment or service for Good Reason will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

Notwithstanding the foregoing, however, “Good Reason” will not be deemed to exist as a result of any of the actions stated in clauses (a) or (b) above to the extent that such actions are in connection with an across-the-board change or termination that equally affects at least ninety percent (90%) of all Participants. An act or omission will not constitute a “Good Reason” unless the Participant gives written notice to the Company of the existence of such act or omission within ninety (90) days of its initial existence, the Company fails to cure the act or omission within thirty (30) days after the notification, and actual termination of employment or services occurs within two (2) years of the initial existence of the act or omission.

17.3	Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.5 of this Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the Incentive Award Agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award the following provisions will apply:

(a)	If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such acquiring corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume the outstanding Incentive Awards or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in employment or service with the Company or any Subsidiary; (b) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and (c) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

(b)	If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then all such Incentive Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan or its successor.

(c)	If (i) a Participant’s employment or other service with the Company and all Subsidiaries is terminated (A) without Cause or Adverse Action or (B) by the Participant for Good Reason, in either case within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then (x) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; (y) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and (z) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the termination of the Participant’s employment or service with the Company and all Subsidiaries following a Change in Control unless such termination also constitutes a “separation from service” and unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Participant’s termination of employment or service with the Company and all Subsidiaries following a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

(d)	If (i) a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause or Adverse Action within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind.

17.4	Limitation on Change in Control Payments. Notwithstanding anything in Section 17.3 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 17.3 (which acceleration could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 17.3 will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided further that such payments will be reduced (or acceleration of vesting eliminated) in the following order: (i) options with an exercise price above fair market value that have a positive value for purposes of Section 280G of the Code, (ii) pro rata among Incentive Awards that constitute deferred compensation under Section 409A of the Code, and (iii) finally, among the Incentive Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 17.4 will not apply and any “payments” to a Participant pursuant to Section 17.3 will be treated as “payments” arising under such separate agreement; provided such separate agreement may not modify the time or form of payment under any Incentive Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Incentive Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

18.	Rights of Eligible Recipients and Participants; Transferability.

18.1	Employment. Nothing in this Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

18.2	No Rights to Awards. No Participant or Eligible Individual will have any claim to be granted any Incentive Award under this Plan.

18.3	Rights as a Shareholder. Except as otherwise provided herein, a Participant will have no rights as a shareholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares.

18.4	Restrictions on Transfer.

(a)	Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)	A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 15 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 15 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)	Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

18.5	Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

19.	Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Incentive Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

20.	Deferred Compensation; Compliance with Section 409A.

(a)	It is intended that all Incentive Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Incentive Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code.

(b)	Notwithstanding anything in this Section 20 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, (i) no amendment to or payment under such Incentive Award will be made except and only to the extent permitted under Section 409A of the Code; (ii) if any amount is payable under such Incentive Award upon a termination of employment or service, a termination of employment or service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Incentive Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iv) if any amount is payable under such Incentive Award on account of the occurrence of a Change of Control, a Change of Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Section 409A of the Code, and (v) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death.

21.	Amendment, Modification and Termination.

21.1	Generally. Subject to other subsections of this Section 21 and Section 3.4 the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Incentive Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Incentive Award. The Committee’s power and authority to amend or modify the terms of an outstanding Incentive Award includes the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. The Committee will not have the authority to waive, lapse or accelerate the exercisability or vesting of any Incentive Award held by any Participant who is an Employee, except (a) in connection with the death, Disability or Retirement of the Participant or a Change in Control (as provided in Section 17), (b) as provided in Section 13.1, or (c) to the extent that the number of Shares covered by such waived, lapsed or accelerated Award (together with the number of Shares covered by all other Incentive Awards, the exercisability or vesting of which previously have been waived, lapsed or accelerated by the Committee under this Plan) do not exceed five percent (5%) of the total number of Shares authorized for Incentive Awards under this Plan.

21.2	Shareholder Approval. No amendments to this Plan will be effective without approval of the Company’s shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) increase any limitation set forth in this Plan on the number of shares of Common Stock which may be issued or the aggregate value of Incentive Awards which may be made, in respect of any type of Incentive Award to any single Participant during any specified period; (v) modify the eligibility requirements for Participants in this Plan; or (vi) reduce the minimum exercise price as set forth in Sections 6.3 and 7.3.

21.3	Incentive Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.4, 4.5, 13.5, 15, 17, 20 or 21.4 of this Plan.

21.4	Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Incentive Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Incentive Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Incentive Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 21.4 to any Incentive Award granted under this Plan without further consideration or action.

21.5	Non-Employee Director Awards. Notwithstanding any other provision of this Plan to the contrary, no action may be taken with respect to any outstanding Non-Employee Director Award other than by the Committee, which for such actions will consist solely of “independent directors” as defined in the Listing Rules of the NASDAQ Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).

22.	Effective Date and Duration of this Plan.

22.1	Effective Date. The Plan shall be effective as of the Effective Date. After shareholder approval of the Plan, no awards shall be granted under the Prior Plan, but all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan.

22.2	Term of the Plan. No Incentive Award shall be granted under the Plan, and the Plan shall terminate on the tenth anniversary of the Effective Date of the Plan or any earlier date of discontinuation or termination established pursuant to Section 21 of the Plan; provided, however, that no Performance Award shall be made under the Plan after the first shareholder meeting to occur in the fifth year following the year in which shareholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the shareholders. Unless otherwise expressly provided in the Plan or in an applicable Incentive Award Agreement, any Incentive Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

23.	Miscellaneous.

23.1	Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

23.2	Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

23.3	Relationship to Other Benefits. No payment under this Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

23.4	Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

23.5	Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise provided in an Incentive Award Agreement, recipients of an Incentive Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Minnesota to resolve any and all issues that may arise out of or relate to this Plan or any related Incentive Award Agreement.

23.6	Successors. All obligations of the Company under this Plan with respect to Incentive Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

23.7	Construction. Wherever possible, each provision of this Plan and any Incentive Award Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Plan or any Incentive Award Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.

23.8	Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

PATTERSON COMPANIES, INC. 1031 MENDOTA HEIGHTS ROAD ST. PAUL, MINNESOTA 55120

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PATTERSON COMPANIES, INC.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors Recommends you Vote “FOR” the listed nominees in Item 1 and “FOR” Items 2, 3 and 4.					☐	☐	☐
1.	To elect eight directors to have terms expiring in 2016 and until their successors shall be elected and duly qualified.
	01)	Scott P. Anderson	05)	Ellen A. Rudnick
	02)	John D. Buck	06)	Neil A. Schrimsher
	03)	Jody H. Feragen	07)	Les C. Vinney
	04)	Sarena S. Lin	08)	James W. Wiltz
									For	Against	Abstain
2.	Approval of our 2015 Omnibus Incentive Plan.								☐	☐	☐
3.	Advisory approval of executive compensation.								☐	☐	☐
4.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016.								☐	☐	☐

NOTE:	At their discretion, the proxies are authorized to vote on any other business properly brought before the meeting or any adjournment or postponement thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M77445-P53635

PATTERSON COMPANIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

Monday, September 21, 2015

4:30 p.m. local time

1031 Mendota Heights Road

St. Paul, Minnesota 55120

Patterson Companies, Inc.

1031 Mendota Heights Road	Proxy

St. Paul, Minnesota 55120
This proxy is solicited by the Board of Directors for use at the Annual Meeting on Monday, September 21, 2015.

The shares of stock held in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Scott P. Anderson and Ann B. Gugino, or either of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting or at any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

See reverse for voting instruction.